Exhibit 10.4

CONFIDENTIAL TREATMENT
Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

Dated 30 September 2011

DEED OF WAIVER AND AMENDMENT – No.7

between

GLOBALSTAR, INC.
as the Borrower

and

THERMO FUNDING COMPANY LLC
as Thermo

and

BNP PARIBAS
as the COFACE Agent, the Security Agent and the Offshore Account Bank

And OTHERS

(i)

(ii)

THIS DEED OF WAIVER AND AMENDMENT (the “Deed”) is made as a deed on 30 September 2011 and made between:

(1)
GLOBALSTAR INC., a corporation duly organised and validly existing under the laws of the State of Delaware, with its principal office located at 300 Holiday Square Blvd., Covington, LA 70433, United States of America (the “Borrower”);

(2)
THERMO FUNDING COMPANY LLC, a limited liability company duly organised and existing under the laws of the State of Colorado, with its principal office located at 1735 Nineteenth Street, Second Floor, Denver, Colorado 80202, United States of America ( “Thermo”);

(3)	THE SUBSIDIARY GUARANTORS, listed in Schedule 2 (Subsidiary Guarantors) as Subsidiary Guarantors (the “Subsidiary Guarantors”);

(4)
BNP PARIBAS, a société anonyme with a share capital of €2,415,479,796 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as facility agent and Chef de File for and on behalf of the Finance Parties (the “COFACE Agent”);

(5)
BNP PARIBAS, a société anonyme with a share capital of €2,415,479,796 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as security agent for and on behalf of the Finance Parties (the “Security Agent”);

(6)
BNP PARIBAS, a société anonyme with a share capital of €2,415,479,796 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as offshore account bank for and on behalf of the Finance Parties (the “Offshore Account Bank”); and

(7)	THE LENDERS, listed in Schedule 1 (COFACE Lenders) as Lenders.

RECITALS:

(A)	We refer to:

(i)           the Facility Agreement;

(ii)          the Original Accounts Agreement;

(iii)         the first amendment letter to the Facility Agreement dated 29 June 2009 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement;

(iv)         the second amendment letter to the Facility Agreement dated 9 April 2010 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement;

(v)          the third amendment and cancellation letter to the Facility Agreement dated 28 October 2010 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement;

(vi)         the fourth amendment letter to the Facility Agreement dated 22 December 2010 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement;

(vii)        the fifth amendment letter to the Facility Agreement dated 16 March 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement; and

(viii)       the sixth amendment letter to the Facility Agreement dated 30 March 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement (“Amendment Letter No.6”), such letters referred to in paragraphs (a)(iii) to (viii) (inclusive), together the “Amendment Letters”.

(B)	Terms and expressions defined in the Facility Agreement shall, unless the context otherwise requires, have the same meaning when used in this Deed.

(C)	It is intended that this document take effect as a deed notwithstanding the fact that a party may only execute this document under hand.

NOW THIS DEED WITNESSES as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed:

“Acceptance Date” has the meaning given to such term in Clause 2(b)(iii) (Waiver).

“Amendment Letter No.6” has the meaning given to such term in Recital (A)(viii).

“Amendment Letters” has the meaning given to such term in Recital (A).

“Escrow Agent” means a bank or financial institution acceptable to the Borrower, the Supplier and the COFACE Agent acting in its capacity as “escrow agent” pursuant to the Escrow Agreement.

“Escrow Agreement” means the escrow agreement to be entered into following the Acceptance Date in accordance with this Deed between the Borrower, Thermo, the Supplier and the Escrow Agent.

“Excess Payment” has the meaning given to such term in Clause 2(e) (Waiver).

“Facility Agreement” means the facility agreement dated 5 June 2009 and made between, among others, the Borrower, the Security Agent and the Lenders as amended by the Amendment Letters and this Deed.

“Final Discharge Date” has the meaning given to such term in the Subordination Deed.

“First Payment Amount” means an amount no less than eleven million and nine hundred thousand Dollars (US$11,900,000) paid by Thermo to the Interim Escrow Account and which will be:

(a)	credited to the Supplier Escrow Account; and

(b)	thereafter, held in escrow pursuant to, and in accordance with, the terms of the Escrow Agreement,

after the Acceptance Date.

“Interim Escrow Account” means the Dollar denominated account so titled, held in the name of Globalstar Holdings LLC held with UBS Financial Services Inc., 677 Washington Blvd, 4th Floor, Stamford, CT 06901 and with account number [*].

“New Satellites” means six (6) Phase 3 Satellites to be purchased by the Borrower from the Supplier pursuant to the terms of the Satellite Construction Contract for an amount, as at the date of this Deed, no greater than the Total Contract Price.

“Original Accounts Agreement” means the accounts agreement entered into on 5th June 2009 by the Borrower, Thermo, the Security Agent, the COFACE Agent and the Offshore Account Bank.

“Party” means a party to this Deed.

“Permitted Thermo Subordinated Loan Agreement” means any loan agreement entered into by the Borrower (as “borrower”) and Thermo (as “lender”) in respect of monies deposited into the Supplier Escrow Account and the Relevant Account provided that such loan agreement shall only be a “Permitted Thermo Subordinated Loan Agreement” if such agreement:

(a)          is in form and substance satisfactory to the COFACE Agent;

(b)          is provided on a subordinated basis pursuant to, and in accordance with, the Subordination Deed and this Deed; and

(c)          provides that payment by the Borrower to Thermo may be permitted provided that any such amounts paid by the Borrower to Thermo are replaced with equivalent funds raised by way of an Equity Issuance and/or Subordinated Indebtedness in accordance with Clause 2(c) (Waiver).

[*]

“Relevant Account” means either:

(a)         a Project Account; or

(b)         such other account controlled by the COFACE Agent and opened by the COFACE Agent (in the Borrower’s name) for the purpose of receiving the Second Payment Amount.

3

“Second Payment Amount” means an amount no less than thirteen million and one hundred thousand Dollars (US$13,100,000) to be paid by Thermo (for the benefit of the Supplier) to a Relevant Account on or following the Acceptance Date in accordance with this Deed.

“Senior Liabilities” has the meaning given to such term in the Subordination Deed.

“Subordinated Liabilities” has the meaning given to such term in the Subordination Deed.

“Supplier Escrow Account” means the account to be opened in the joint names of the Supplier and the Borrower with the Escrow Agent.

“Total Contract Price” means the contract price of fifty five million and two hundred thousand Euros (€55,200,000) proposed to be payable by the Borrower to the Supplier for the purchase of the New Satellites pursuant to, and in accordance with, the Satellite Construction Contract.

“Total Thermo Amount” means an amount no less than twenty-five million Dollars (US$25,000,000) to be contributed by Thermo to the Supplier Escrow Account and/or the Relevant Account (as the case may be) by the making of the First Payment Amount and the Second Payment Amount, in each case, for the sole purpose of making payments to the Supplier for and on behalf of the Borrower in respect of the purchase of the New Satellites.

1.2	Interpretation

(a)
Unless this Deed provides otherwise, a term that is defined or expressed to be subject to a particular construction in clause 1.1 (Definitions) or clause 1.2 (Construction) of the Facility Agreement shall have the same meaning (or be subject to the same construction) in this Deed.

(b)	In this Deed, unless the context otherwise requires, references to:

(i)	a “notice” includes any notice, request, instruction, demand or other communication; and

(ii)	a “payment” include a distribution, prepayment or repayment and references to “pay” include distribute, repay or prepay.

1.3	Conflict

In the case of any conflict between the terms of this Deed and the terms of any other Finance Document, the terms of this Deed shall govern and control as between the Parties.

4

1.4	Third Party Rights

(a)
Unless expressly provided to the contrary in this Deed a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

(b)	Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

2.	WAIVER

Subject to the terms of this Deed, the Lenders agree to waive the requirement that the Borrower not agree to the order, purchase, manufacture or delivery of any or all Phase 3 Satellites pursuant to, and in accordance with, clause 22.14 (Excess Cash Flow / Purchase of Satellites) of the Facility Agreement provided that each of the following conditions have been satisfied in full:

(a)
the amount payable by the Borrower (for or on its behalf) in respect of the purchase price for the New Satellites shall not, at any time, exceed the Total Contract Price (it being agreed, for the avoidance of doubt, that if the purchase price for the New Satellites is determined to be in excess of the Total Contract Price the Borrower will not be in breach of the Facility Agreement for having placed an order in accordance with the terms contemplated by this Deed provided that the Borrower shall not agree to any increase in price above the Total Contract Price or confirm any order for the New Satellites without the prior written consent of the COFACE Agent);

(b)	Thermo shall:

(i)	ensure that at all times the First Payment Amount remains deposited in:

(A)	the Interim Escrow Account; or

(B)
within five (5) days of the Acceptance Date (or such other date as is agreed between the COFACE Agent, Thermo, the Borrower and the Supplier), in the Supplier Escrow Account in accordance with the terms of the Escrow Agreement, for the sole purpose of constituting the security instrument to be placed by the Borrower to the Supplier in respect of the New Satellites in accordance with the Satellite Construction Contract;

(ii)	promptly provide evidence to the COFACE Agent (in form and substance satisfactory to the COFACE Agent) of such deposit made in accordance with paragraph (b)(i) above, the location of:

(A)	the Interim Escrow Account; and

(B)	following the Acceptance Date, the Supplier Escrow Account and the conditions to the utilisation and release of those monies standing to the credit of the Supplier Escrow Account;

5

(iii)	promptly following acceptance by the Supplier of the Borrower’s order for the New Satellites (the “Acceptance Date”) (and, no later than five (5) days after the Acceptance Date):

(A)	ensure an amount no less than the Second Payment Amount is deposited into such Relevant Account as determined by the COFACE Agent and notified by the COFACE Agent to the Borrower; and

(B)
promptly following such deposit, deliver evidence (in form and substance satisfactory to the COFACE Agent) to the COFACE Agent that the Second Payment Amount has been paid in full into a Relevant Account;

(iv)	on the Acceptance Date, promptly (and, no later than five (5) days after the Acceptance Date) provide evidence to the COFACE Agent that:

(A)	shares in the Borrower’s Capital Stock; and/or

(B)	Subordinated Indebtedness pursuant to a Permitted Thermo Subordinated Loan Agreement,

in an amount no less than those monies standing to the credit of the Supplier Escrow Account and the Relevant Account (in the case of the Relevant Account, in an amount no less than the Second Payment Amount) has been:

(1)	in the case of paragraph (A) above, issued in the Borrower to Thermo; and

(2)	in the case of paragraph (B), lent to the Borrower,

in each case, on a subordinated basis pursuant to, and in accordance with, the Subordination Deed;

(c)
notwithstanding any provision to the contrary in a Finance Document, if at any time an Equity Issuance and/or any Subordinated Indebtedness is raised, any amounts made available by Thermo in respect of the First Payment Amount and/or the Second Payment Amount can be reimbursed to Thermo and replaced with funds raised by way of such Equity Issuance and/or Subordinated Indebtedness;

(d)
if the Borrower withdraws the order for New Satellites, any funds standing to the credit of the Interim Escrow Account shall be freely available to Thermo and Thermo shall have the right to request the reimbursement of the First Payment Amount from such account;

(e)
if prior to the date on which [*], an amount greater than the Total Thermo Amount is due and payable to the Supplier pursuant to the Satellite Construction Contract in respect of the New Satellites (an “Excess Payment”), any Excess Payment shall be paid by Thermo (or any of its Affiliates) to the Supplier for and on behalf of the Borrower on terms and conditions satisfactory to the COFACE Agent;

6

(f)	no Excess Payment shall be made by the Borrower; and

(g)	payment to the COFACE Agent of the “Waiver Fee” (as such term is defined in Amendment Letter No.6) in accordance with, and pursuant to, the terms of Amendment Letter No.6.

3.	AMENDMENT TO THE FACILITY AGREEMENT

(a)	With effect from the date of this Deed, the Facility Agreement shall be amended as set out in paragraph (b) below.

(b)	Clause 23.17(b) (Failure to Bring Satellites in Service) of the Facility Agreement shall be deleted in its entirety and replaced by the following:

“(b)	Final In-Orbit Acceptance:

(i)	with respect to eighteen (18) Satellites by 1 August 2012; and

(ii)	with respect to twenty-four (24) Satellites by 1 September 2012.”.

4.	AMENDMENT TO THE ORIGINAL ACCOUNTS AGREEMENT

With effect from the date of this Deed, the Original Accounts Agreement shall be amended and restated so that it reads as if it were restated in the form set out in Schedule 3 (Amended and Restated Accounts Agreement).

5.	SUBORDINATED LIABILITIES

Each of the Parties agree that:

(a)
the claims of Thermo against the Borrower in respect of a Permitted Thermo Subordinated Loan Agreement or its shares in the Borrower’s Capital Stock shall be designated as “Subordinated Liabilities”; and

(b)	subject to, and in accordance with, the Subordination Deed:

(i)	the Senior Liabilities shall rank in priority to the Subordinated Liabilities pursuant to the terms of the Subordination Deed; and

(ii)
the claims of Thermo in respect of the Subordinated Liabilities are subordinated to the Senior Liabilities and, accordingly, payment and receipt of any amount of the Subordinated Liabilities is not permitted until after the Final Discharge Date except as provided in the Subordination Deed.

7

6.	INFORMATION UNDERTAKINGS

The Borrower shall deliver to the COFACE Agent:

(a)
on the 15th of each calendar month and monthly on each anniversary thereof (or if such dates are not working days in the place of incorporation of the Borrower, on the immediately preceding working day) and for the first time on 15 October 2011, a written report (in form and substance satisfactory to the COFACE Agent) regarding the status of:

(i)	the proposed purchase of the New Satellites; and

(ii)	any litigation, arbitration or administrative proceedings on or before any court, arbitral body or agency between the Borrower and the Supplier; and

(b)	promptly upon request, such further information regarding the status of:

(i)	the New Satellites; and

(ii)	any litigation, arbitration or administrative proceedings on or before any court, arbitral body or agency between the Borrower and the Supplier,

including, in each case, any requested amplification, or explanation with respect to the status of the foregoing as any Finance Party or COFACE (through the COFACE Agent) may request.

7.	REPRESENTATIONS AND WARRANTIES

(a)	The Borrower makes each of the Repeating Representations to each Finance Party on the date of this Deed.

(b)
Subject to any disclosures made by Thermo to, and agreed by, the COFACE Agent prior to the date of this Deed, Thermo is deemed to make each of the representations and warranties set out in clause 5 (Representations) of the Subordination Deed to each Finance Party on the date of this Deed.

(c)	Each Subsidiary Guarantor is deemed to make each of the Repeating Representations (as such term is defined in the Guarantee Agreement) to each Finance Party on the date of this Deed.

8.	FURTHER ASSURANCES

(a)
Thermo and the Borrower will, in the case of any Subordinated Liabilities which are not evidenced by any instrument, upon the Security Agent’s request, ensure that such Subordinated Liabilities shall be evidenced by an appropriate instrument or instruments.

(b)
The Borrower and/or Thermo shall promptly upon the request of the Security Agent, at its own cost, do all such acts or execute all such documents reasonably deemed necessary or desirable by the Security Agent to confirm or establish the validity and enforceability of the subordination effected by, and the obligations of the Borrower and Thermo under, the Subordination Deed.

8

9.	DEFAULT

Any failure by any Obligor to comply with this Deed shall constitute an Event of Default pursuant to clause 23.3 (Other Obligations) of the Facility Agreement (other than those obligations and/or provisions which if not complied with would result in an Event of Default under another sub-clause of clause 23 (Events of Default) of the Facility Agreement).

10.	RESERVATION OF RIGHTS

Nothing in this Deed shall constitute or be deemed to constitute a waiver of the rights of any Finance Party under any of the Finance Documents or any amendment of the Finance Documents except as expressly set out in Clauses 2 (Waiver), 3 (Amendment to the Facility Agreement) and 4 (Amendment to the Original Accounts Agreement) above.

11.	FINANCE DOCUMENT

This Deed shall constitute a Finance Document.

12.	CONFIRMATION

Each Obligor confirms in favour of the COFACE Agent that:

(a)	it hereby agrees to the terms and conditions of this Deed; and

(b)
notwithstanding this Deed, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not released, discharged or otherwise impaired by this Deed.

13.	PARTIAL INVALIDITY

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

14.	GOVERNING LAW

This Deed, and all non-contractual obligations arising from or connected with it, are governed by English law.

15.	JURISDICTION

The terms of clause 40 (Enforcement) of the Facility Agreement are incorporated, mutatis mutandis, herein by reference.

9

THIS DEED has been executed as a deed by each Party on the date stated at the beginning of this Deed.

10

EXECUTION PAGES
DEED OF WAIVER AND AMENDMENT NO.7

Thermo

EXECUTED as a deed by	)
THERMO FUNDING COMPANY LLC	)
pursuant to the laws of Colorado and	)
acting by	)

Name:	Richard S. Roberts

Title:	Secretary

in the presence of:

Witness’s Signature:

Name:

Address:

The Borrower

EXECUTED as a deed by	)
GLOBALSTAR, INC.	)
pursuant to the laws of Delaware and	)
acting by	)

Name:	Dirk J. Wild

Title:	Chief Financial Officer

in the presence of:

Witness’s Signature:

Name:

Address:

The Security Agent

SIGNED as a DEED by	)
_____________________________________________	)
as attorney for
BNP PARIBAS
under a power of attorney dated ______________ 2011 in
the presence of ________________________
as attorney for BNP PARIBAS

Witness’s Signature:

Name:

Address:

The COFACE Agent

SIGNED as a DEED by	)
_____________________________________________	)
as attorney for
BNP PARIBAS
under a power of attorney dated ______________ 2011 in
the presence of ________________________
as attorney for BNP PARIBAS

Witness’s Signature:

Name:

Address:

The Offshore Account Bank

SIGNED as a DEED by	)
_____________________________________________	)
as attorney for
BNP PARIBAS
under a power of attorney dated ________________ 2011 in
the presence of ________________________
as attorney for BNP PARIBAS

Witness’s Signature:

Name:

Address:

Executed as a deed by GSSI, LLC in its capacity as GUARANTOR acting by Anthony J. Navarra, its President, in the presence of:

Anthony J. Navarra
President

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by GLOBALSTAR SECURITY SERVICES, LLC in its capacity as GUARANTOR acting by Anthony J. Navarra, its President, in the presence of:

Anthony J. Navarra
President

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by GLOBALSTAR C, LLC in its capacity as GUARANTOR acting by Anthony J. Navarra, its President, in the presence of:

Anthony J. Navarra
President

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by GLOBALSTAR USA, LLC in its capacity as GUARANTOR acting by Anthony J. Navarra, its President, in the presence of:

Anthony J. Navarra
President

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by GLOBALSTAR LEASING LLC in its capacity as GUARANTOR acting by Richard S. Roberts, its Vice President and Secretary, in the presence of:

Richard S. Roberts
Vice President and Secretary

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by SPOT LLC in its capacity as GUARANTOR acting by Fuad Ahmad, its Treasurer, in the presence of:

Richard S. Roberts
Secretary

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by ATSS CANADA, INC. in its capacity as GUARANTOR acting by Anthony J. Navarra, its President, in the presence of:

Anthony J. Navarra
President

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by GLOBALSTAR BRAZIL HOLDINGS, L.P. in its capacity as GUARANTOR acting by Dirk Wild, its Treasurer, in the presence of:

Dirk J. Wild
Treasurer

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by GCL LICENSEE LLC in its capacity as GUARANTOR acting by Anthony J. Navarra, its President, in the presence of:

Anthony J. Navarra
President

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by GUSA LICENSEE LLC in its capacity as GUARANTOR acting by Anthony J. Navarra, its President, in the presence of:

Anthony J. Navarra
President

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

Executed as a deed by GLOBALSTAR LICENSEE LLC in its capacity as GUARANTOR acting by Anthony J. Navarra, its President, in the presence of:

Anthony J. Navarra
President

Name of Witness:

Address of Witness:

Occupation of Witness:

Address of Guarantor:
Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA  95035
Attention:  Chief Financial Officer and
Vice President-Legal and Regulatory Affairs
Telephone No.:  (408) 933-4403
Fax No.:             (408) 933-4949

BNP Paribas
as Lender

BNP Paribas
as Lender

Société Générale
as Lender

Natixis
as Lender

Crédit Agricole Corporate and Investment Bank
as Lender

Crédit Industriel et Commercial
as Lender

SCHEDULE 1
COFACE LENDERS

1.	BNP Paribas.

2.	Société Générale.

3.	Natixis.

4.	Crédit Agricole Corporate and Investment Bank.

5.	Crédit Industriel et Commercial.

SCHEDULE 2
SUBSIDIARY GUARANTORS

1.
GSSI, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3732317 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

2.
Globalstar Security Services, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3747502 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

3.
Globalstar C, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3732313 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

4.
Globalstar USA, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 2663064 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

5.
Globalstar Leasing LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3731109 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

6.
Spot LLC, a limited liability company organised in Colorado, United States of America, with organisational identification number 20071321209 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

7.
ATSS Canada, Inc., a corporation incorporated in Delaware, United States of America, with organisational identification number 2706412 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

8.
Globalstar Brazil Holdings, L.P., a limited partnership formed in Delaware, United States of America, with organisational identification number 2453576 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

9.
GCL Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187922 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035;

10.
GUSA Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187919 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035; and

11.
Globalstar Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187920 and whose chief executive office is at 461 S. Milpitas Blvd., Milpitas, CA 95035.

Schedule 3

AMENDED AND RESTATED ACCOUNTS AGREEMENT

Dated 5 June 2009 as amended and restated pursuant
to the Deed of Waiver and Amendment No.7 dated 30 September 2011

ACCOUNTS AGREEMENT

between

GLOBALSTAR, INC.
as the Borrower

THERMO FUNDING COMPANY LLC
as Thermo

and

BNP PARIBAS
as the Security Agent,
the COFACE Agent and
the Offshore Account Bank

White & Case llp
5 Old Broad Street
London  EC2N 1DW

(i)

(ii)

THIS ACCOUNTS AGREEMENT (the “Agreement”) was originally dated 5 June 2009 (and was amended and restated on 30 September 2011 by the Deed of Waiver and Amendment No.7 (as such term is defined below)) and is made between:

(1)
GLOBALSTAR, INC., a corporation duly organised and validly existing under the laws of the State of Delaware, with its principal office located at 461 South Milpitas Blvd., Milpitas, CA 95035, United States of America (the “Borrower”);

(2)
THERMO FUNDING COMPANY LLC, a limited liability company duly organised and existing under the laws of the State of Colorado, with its principal office located at 1735 Nineteenth Street, Second Floor, Denver, Colorado, 80202, United States of America (“Thermo”);

(3)
BNP PARIBAS, a société anonyme with a share capital of €2,415,479,796 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as facility agent and Chef de File for and on behalf of the Finance Parties (the “COFACE Agent”);

(4)
BNP PARIBAS, a société anonyme with a share capital of €2,415,479,796 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as security agent for and on behalf of the Finance Parties (the “Security Agent”); and

(5)
BNP PARIBAS, a société anonyme with a share capital of €2,415,479,796 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as offshore account bank (the “Offshore Account Bank”).

IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Incorporation of Definitions

Words and expressions defined in the Facility Agreement shall, unless the context otherwise requires, have the same meaning when used in this Agreement.

1.2	Definitions

In this Agreement the following terms have the meaning set out below:

“Account Banks” means:

(a)	the Offshore Account Bank; and

(b)	the Onshore Account Bank,

and, “Account Bank” mean either of the foregoing, as the context requires.

“Accounts Assets” has the meaning given to such term in Clause 3.4(a)(ii) (Notice of Liens).

“Actual Deficiency” has the meaning given to such term in Clause 6.3(a)(i) (Contingent Equity Funding).

“Authorised Investments” means investments which are Dollar denominated obligations or denominated in the currency of the relevant account from which such Authorised Investment is made maturing not more than one (1) year after the date of acquisition and which are:

(a)
interest bearing time deposits or certificates of deposit issued, accepted or guaranteed by a commercial bank having a long-term unsecured credit rating (with a positive or stable outlook) of at least A3 from Moody’s or A- from S&P;

(b)	money market funds having a rating in the highest investment category granted therefore by Moody’s or S&P at the time of acquisition; or

(c)	otherwise approved by the COFACE Agent,

provided that in each case, no more than ten million Dollars (US$10,000,000) or equivalent of such Authorised Investments will be held in any one entity at any one time,

and “Authorised Investment” means any one of the foregoing, as the context requires.

“Authorised Person” has the meaning given to such term in Clause 3.6(d) (Instructions).

“Beneficiary” has the meaning given to such term in the Supplier Guarantee.

“Blocking Notice” means a notice in the form of Schedule 2 (Form of Blocking Notice).

“Borrower Contingent Equity Account” means the Dollar denominated account so titled, held in the name of the Borrower with the Offshore Account Bank with account number [*].

“Callback Contact” means each person identified by the Borrower or, as the case may be, Thermo to the Offshore Account Bank as being authorised to confirm to the Offshore Account Bank any instructions given by the Borrower or, as the case may be, Thermo to the Offshore Account Bank in the form of Schedule 6 (Authorised Persons and Callback Contacts).

“Canadian Account” means each bank account held in Canada:

(a)	set out in Schedule 9 (Canadian Accounts); and

(b)	opened after the date of this Agreement.

“Capital Expenditure Account” means the Dollar denominated account so titled, held in the name of the Borrower with the Offshore Account Bank with account number [*].

“Cash Equivalent Amount” means, as at any date with respect to the Supplier Guarantee, an amount in cash equal to the face (stated) amount of the Supplier Guarantee.

“CN Release Date” means 2 April 2013.

“CNRA Required Balance” means:

(a)	by the CN Start Date, an amount equal to or greater than twenty per cent. (20%) of the notional Purchase Price, calculated as at the CN Start Date;

(b)	by 1 March 2012, an amount equal to or greater than fifty per cent. (50%) of the notional Purchase Price, calculated as at 1 March 2012; and

(c)	by 1 March 2013, an amount equal to one hundred per cent. (100%) of the notional Purchase Price, calculated as at 1 March 2013.

“CN Start Date” means the date that is five (5) days after the First Repayment Date.

“Collection Account” means the Dollar denominated account so titled, held in the name of the Borrower with the Onshore Account Bank with account number [*].

“Contingent Equity Funding Notice” has the meaning given to such term in Clause 6.3(a) (Contingent Equity Funding).

“Contingent Equity Release Date” means 31 December 2014.

“Contingent Equity Required Balance” means an amount in aggregate equal to:

(a)	sixty million Dollars (US$60,000,000) in Cash; less

(b)
the sum of any draw downs and payment to the Borrower from the Thermo Contingent Equity Account or the Borrower Contingent Equity Account at the request of the Borrower or the COFACE Agent (as the case may be) in accordance with the terms and conditions of this Agreement.

“Convertible Note Reserve Account” means the Dollar denominated account so titled, held in the name of the Borrower with the Offshore Account Bank with account number [*].

“Debt Service Account” means the Dollar denominated account so titled, held in the name of the Borrower with the Offshore Account Bank with account number [*].

“Debt Service Period” means:

(a)	in respect of the first Utilisation, the period from the Utilisation Date of such Loan to the first Payment Date; and

(b)	in respect of any other period, the period beginning the day following a Payment Date and ending on the next Payment Date.

“Debt Service Reserve Account” means the Dollar denominated account so titled, held in the name of the Borrower with the Offshore Account Bank with account number [*].

“Deed of Waiver and Amendment No.7” means the amendment agreement to this Agreement dated 30 September 2011 between, among others, the Borrower, the Offshore Account Bank and the COFACE Agent.

“Deficiency” means the Borrower does not have sufficient funds (for whatever reason and howsoever caused) to pay at any time any and all costs, liabilities and expenses incurred or to be incurred by the Borrower (including, insufficient funds (for whatever reason and howsoever caused) to pay Debt Service at any time (not taking into account monies held in the Debt Service Reserve Account)).

“Deficiency Amount” means, at any time, the amount of any Deficiency.

“Deficiency Funding” means the funds to be paid by Thermo or the Borrower (as the case may be) to the Collection Account in an amount of not less than the Deficiency Amount in the manner set out in Clause 6.3 (Contingent Equity Funding).

“Demand” has the meaning given to such term in the Supplier Guarantee.

“Distribution Account” means the Dollar denominated account so titled, held in the name of the Borrower with the Offshore Account Bank with account number [*].

“Distribution Certificate” means the certificate from the Borrower to the COFACE Agent and the Offshore Account Bank substantially in the form of Schedule 1 (Form of Distribution Certificate).

“Domestic Account” means each bank account held in the United States:

(a)	set out in Schedule 7 (Domestic Accounts); and

(b)	opened after the date of this Agreement.

“DSA Required Balance” means an amount equal to the product of:

(a)
the quotient of the number of days from and including the last Payment Date to the date of determination divided by the number of days from and including the date of the last Payment Date to but excluding the next Payment Date;

multiplied by,

(b)
the aggregate scheduled Debt Service (including principal, interest, fees, and other charges and expenses) due under the Facilities for the current Debt Service Period provided that if LIBOR exceeds the capped interest rate set out in an Interest Rate Cap Agreement, the amount of such capped interest rate shall be used for the purpose of calculating any interest under this paragraph (b).

“DSRA Required Balance” has the meaning given to such term in the Facility Agreement.

“DSRA Required Cash Balance” means:

(a)	prior to but excluding the date that is six (6) Months prior to the First Repayment Date, an amount in Cash equal to at least the result of “Z” multiplied by “Y”; and

(b)	from and including the date that is six (6) Months prior to the First Repayment Date, at least the DSRA Required Balance.

Where:

“X” is the number of Months from the date of this Agreement to 15 June 2011;

“Y” is the result of (i) the DSRA Required Balance, divided by (ii) “X”; and

“Z” is the number of Months since the date of this Agreement to the relevant date on which the DSRA Required Cash Balance is calculated.

“Facility Agreement” means the facility agreement dated on or about the date of this Agreement between, among others, the Borrower, the Security Agent, the COFACE Agent, the Mandated Lead Arrangers and the Lenders as amended by the Deed of Waiver and Amendment No.7 and the Amendment Letters (as such term is defined in the Deed of Waiver and Amendment No.7).

“Final Discharge Date” means the date on which all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full and none of the Finance Parties is under any obligation (whether actual or contingent) to make advances or provide other financial accommodation to the Borrower under the Finance Documents.

“Financial Model” means the financial model prepared by the Borrower and delivered to the COFACE Agent pursuant to Clause 4.1 (Initial Conditions Precedent) of the Facility Agreement.

“First Supplemental Indenture” means the first supplemental indenture by and among the Borrower as issuer and U.S. Bank, National Association as trustee dated 15 April 2008 in relation to the Convertible Notes.

“Forecast Deficiency” has the meaning given to such term in Clause 6.3(a)(ii) (Contingent Equity Funding).

“Foreign Account” means each bank account held in a jurisdiction other than the United States or Canada:

(a)	set out in Schedule 8 (Foreign Accounts); and

(b)	opened after the date of this Agreement.

“Insurance Proceeds” means all proceeds and amounts payable to or received by the Borrower or the Security Agent (as the case may be) under the Insurances.

“Insurance Proceeds Account” means the Dollar denominated account so titled, held in the name of the Borrower with the Offshore Account Bank with account number [*].

“Investment Instruction” means an instruction substantially in the form of Schedule 11 (Form of Investment Instruction).

“Liability” means any present or future liability (actual or contingent) (including without limitation, any payment obligation and/or fee obligation) whether or not matured or liquidated, together with any:

(a)	refinancing, novation, deferral or extension of that liability;

(b)	claim for misrepresentation or breach of warranty or undertaking or an event of default or under any indemnity;

(c)	further advance which may be made under any agreement expressed to be supplemental to any document in respect of that liability, together with all related interest, fees and costs;

(d)	claim for damages or restitution in the event of rescission of that liability or otherwise;

(e)	claim flowing from any recovery by a payment or discharge in respect of that liability on the grounds of preference or otherwise; and

(f)	amount (such as post-insolvency interest) which would be included in any of the above but for its discharge, non-provability or unenforceability in any insolvency or other proceedings.

“Liquidation Instruction” means an instruction substantially in the form of Schedule 12 (Form of Liquidation Instruction).

“Noteholders” means the “Holders”, as such term is defined in the First Supplemental Indenture, from time to time.

“Noteholder Option” means the option of a Noteholder to require the Borrower to purchase all or a portion of its Convertible Notes on 1 April 2013 pursuant to, and in accordance with, section 8.02 (Purchase of Securities at the Option of the Holder) of the First Supplemental Indenture.

“Offshore Project Accounts” means the Project Accounts other than the Collection Account.

“Onshore Account Bank” means the Union Bank of California with its registered office at 99 Almaden Blvd., Ste 200, San Jose, CA  95113.

“Operating Expenditure” means all operating and maintenance costs, expenses and liabilities (including inventory purchases) incurred by the Borrower and including any VAT in respect of any such amount (excluding any capital expenditure (other than maintenance capital expenditure)), Covenant Capital Expenditure and any other amounts referred to in paragraph (c) of Schedule 5 (Order of Application)) and any other costs and expenses agreed between the COFACE Agent and the Borrower.

“Overnight LIBOR” means, on any date, the London Inter Bank Offered Rate, that is the day to day rate at which Dollars are offered to prime banks on the London Inter Bank Market and published by the British Bankers Association (BBA) at 11:00 a.m. (London time) on the appropriate page of the Reuters screen.  If the agreed page is replaced or service ceases to be available, the COFACE Agent may specify another page or service displaying the appropriate rate.

“Party” means a party to this Agreement.

“Payment Date” means:

(a)	a Repayment Date; and

(b)	the last day of an Interest Period.

“Project Accounts” means:

(a)	the Borrower Contingent Equity Account;

(b)	the Capital Expenditure Account;

(c)	the Collection Account;

(d)	the Convertible Note Reserve Account;

(e)	the Debt Service Account;

(f)	the Debt Service Reserve Account;

(g)	the Distribution Account;

(h)	the Insurance Proceeds Account; and

(i)	the Thermo Contingent Equity Account,

and, “Project Account” means any of the foregoing, as the context requires.

“Project Costs” means all costs and expenses reasonably and necessarily incurred, or to be incurred, by the Borrower to complete the Project and achieve the successful Launch and bringing in to full service of twenty five (25) Satellites and acquiring the long lead items for six (6) subsequent Satellites delivered under the Satellite Construction Contract by 1 January 2012 in the manner contemplated in the Transaction Documents, including all reasonable and necessary costs and expenses incurred in connection with the negotiation and preparation of the Transaction Documents, all fees payable in respect of the Loans under the Finance Documents, and all other reasonable and necessary expenses required for the Project.  “Project Costs” shall not include:

(a)	payments of any Financial Indebtedness; or

(b)	payments of any kind to the Group (or any other Affiliate) or the Thermo Group other than payments in respect of the reimbursement of Project Costs expressly permitted by the COFACE Agent.

“Purchase Price” has the meaning given to such term in the First Supplemental Indenture.

“Relevant Phase 3 Costs” means those Phase 3 Costs incurred, or to be incurred, in respect of the Relevant Satellites (as such term is defined at Clause 22.14 (Excess Cash Flow / Purchase of Satellites) of the Facility Agreement).

“Secured Obligations” means all the Liabilities and all other present and future obligations at any time due, owing or incurred by an Obligor to any Finance Party under the relevant Finance Documents, both actual and contingent and whether incurred solely or jointly and as principal or surety or in any other capacity.

“Thermo Amount” has the meaning given to such term at Clause 5.2(b)(iii) (Permitted Withdrawals from the Collection Account).

“Thermo Contingent Equity Account” means the Dollar denominated account so titled, held in the name of Thermo with the Offshore Account Bank with account number [*].

“Unblocking Notice” means a notice in the form of Schedule 3 (Form of Unblocking Notice).

1.3	Interpretation

(a)
Clause 1.2 (Construction) of the Facility Agreement shall apply to this Agreement as if expressly set out herein, mutatis mutandis, with each reference therein to the Facility Agreement being deemed to be a reference to this Agreement.

(b)	Unless a contrary indication appears, a reference in this Agreement to the “date of this Agreement” shall be the original date of this Agreement, being 5 June 2009.

1.4	Third Party Rights

Save as provided in Clause 21.3 (Fees, Costs and Expenses), a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Accounts

Any reference in this Agreement to any bank account shall include any renewal, redenomination, re-designation or sub-account thereof.

2.	APPOINTMENT

(a)
The Borrower designates and appoints the Offshore Account Bank as accountholder in relation to the Offshore Project Accounts (other than in respect of the Thermo Contingent Equity Account).  The Offshore Account Bank accepts such designation and appointment in accordance with and limited to the terms and conditions of this Agreement.

(b)
Thermo designates and appoints the Offshore Account Bank as accountholder in relation to the Thermo Contingent Equity Account.  The Offshore Account Bank accepts such designation and appointment in accordance with and limited to the terms and conditions of this Agreement.

(c)	The Offshore Account Bank shall act in accordance with instructions received by it from the COFACE Agent, Thermo and/or the Borrower, as appropriate, in accordance with the terms of this Agreement.

(d)
The Security Agent shall act at all times only in accordance with the instructions of the COFACE Agent.  The COFACE Agent shall give instructions to the Security Agent in accordance with the terms of the Finance Documents.

3.	ESTABLISHMENT OF THE ACCOUNTS

3.1	Project Accounts

(a)
The Borrower shall establish, maintain and operate with the Offshore Account Bank in Paris the following bank accounts, denominated in Dollars, subject to and in accordance with the terms and conditions of this Agreement:

(i)	the Borrower Contingent Equity Account;

(ii)	the Capital Expenditure Account;

(iii)	the Convertible Note Reserve Account;

(iv)	the Debt Service Account;

(v)	the Debt Service Reserve Account;

(vi)	the Distribution Account; and

(vii)	the Insurance Proceeds Account.

(b)
Thermo shall establish, maintain and operate with the Offshore Account Bank in Paris the Thermo Contingent Equity Account, denominated in Dollars, subject to and in accordance with the terms and conditions of this Agreement.

(c)	The Offshore Account Bank hereby confirms to the other Parties that the accounts referred to in Clauses 3.1(a) and 3.1(b) above have been opened with the Offshore Account Bank.

(d)	The Offshore Account Bank hereby agrees to operate and maintain the Project Accounts (other than the Collection Account) in accordance with the provisions of this Agreement.

3.2	Collection Account

The Borrower shall continue to maintain and operate with the Onshore Account Bank in California the Collection Account, denominated in Dollars, subject to and in accordance with the terms and conditions of the relevant Account Control Agreement.

3.3	No Prejudice

Each of Thermo and the Borrower acknowledges for the benefit of the COFACE Agent and the Security Agent that each Project Account pledged, charged or assigned to the Security Agent (for and on behalf of itself and the other Finance Parties) under or pursuant to the Security Documents will be a separate account of an Account Bank and each of Thermo and the Borrower agrees:

(a)
none of the restrictions or conditions contained in this Agreement on the withdrawal of funds from a Project Account shall be construed as a waiver of any Lien or affect the rights or the obligations of any of the Finance Parties under any Finance Document; and

(b)	no withdrawal shall be made from any Project Account if it would cause such Project Account to become overdrawn.

3.4	Notice of Liens

(a)	Each of Thermo and the Borrower hereby gives notice to the Offshore Account Bank of the Liens granted or to be granted by it to the Security Agent over:

(i)	the balance from time to time standing to the credit of any relevant Project Account, including all interest credited to any such Project Account; and

(ii)
all Thermo’s and the Borrower’s rights, title and interest in and to and the benefit of any relevant Project Account and the indebtedness represented by such credit balance (the “Accounts Assets”) and the Offshore Account Bank hereby acknowledges the same.

(b)
The Offshore Account Bank confirms to the Security Agent and the COFACE Agent that it has not received actual notice of any other Lien in, or any assignment of, the Accounts Assets granted by the Borrower or Thermo (as the case may be) to any third party.

3.5	Availability

The Offshore Account Bank shall not be obliged to make available to the Borrower, Thermo or any other person any sum which it is expecting to receive for the account of the Borrower or Thermo (as the case may be) until it has been able to establish that it has received that sum.

3.6	Instructions

(a)
Each of Thermo and the Borrower may communicate any and all instructions (including approval, consents and notices) to the Offshore Account Bank in relation to the Project Accounts (as appropriate), including communication by any manual or electronic medium or other systems agreed between the Borrower or Thermo and the Offshore Account Bank (as the case may be).

(b)
The Borrower or Thermo (as the case may be) may subject to the terms of this Agreement and the other Finance Documents, following notice to the Offshore Account Bank, give payment instructions in accordance with the payment and/or transfer instructions set out in Schedule 10 (Form of Payment/Transfer Instruction).  Such instructions must be received by not later than 9:00 a.m. (Paris time) two (2) Business Days prior to the proposed payment date in order to ensure that any payment will be made for value on the proposed payment date, provided that each of the Borrower and Thermo shall use its reasonable endeavours to ensure that, to the extent reasonably practicable, instructions are given to the Offshore Account Bank by 9:00 a.m. (Paris time) not less than three (3) Business Days prior to the proposed payment date.

(c)
Each of Thermo and the Borrower may only make a payment from a Project Account (other than the Collection Account) to the extent it had sufficient cleared funds at the close of business the Paris Business Day prior to the day of payment.

(d)
Instructions may only be given by any person authorised by the Borrower or Thermo (as the case may be) to act on its behalf in the performance of any act, discretion or duty under this Agreement (including, for the avoidance of doubt, any officer or employee of such person) (each an “Authorised Person”).  Each of Thermo and the Borrower has provided to the Offshore Account Bank the names of each:

(i)	Authorised Person; and

(ii)	Callback Contact,

in the form of Schedule 6 (Authorised Persons and Callback Contacts).

The Borrower or Thermo (as appropriate) may change the names of the Authorised Persons and/or Callback Contacts by giving not less than five (5) Business Days’ prior written notice to the Offshore Account Bank of updating Schedule 6 (Authorised Persons and Callback Contacts).

(e)
If a Blocking Notice has been delivered to the Offshore Account Bank in accordance with Clause 19.1 (Blocking Notices) and such Blocking Notice is continuing, the Offshore Account Bank shall only act on instructions communicated by the Borrower or Thermo (as the case may be) to the Offshore Account Bank if such instructions are countersigned by the COFACE Agent.

3.7	Miscellaneous

(a)
Each Project Account (other than the Collection Account and except to the extent that any proceeds therein have been invested in Authorised Investments pursuant to Clause 16 (Authorised Investments)) will bear interest at a daily rate equal to Overnight LIBOR less point zero twenty five per cent. (0.25%) and such interest will be credited to the Project Accounts (other than the Collection Account) in accordance with the Offshore Account Bank’s usual practices.

(b)	The Offshore Account Bank shall not have any proprietary interest in amounts deposited hereunder but merely holds such amounts as banker subject to the terms of this Agreement.

(c)
Any payment by the Offshore Account Bank under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by Applicable Law.

(d)	If the Offshore Account Bank is required by Applicable Law to make a deduction or withholding, it will not pay an additional amount in respect of that deduction or withholding to the relevant party.

(e)	The Offshore Account Bank shall, save as otherwise provided in this Agreement, maintain the Project Accounts (other than the Collection Account) in accordance with:

(i)	the mandates (if any) entered into by the Offshore Account Bank with the Borrower and/or Thermo;

(ii)	its normal practices; and

(iii)	the provisions of this Agreement,

provided that if there is any conflict between this Agreement and either:

(A)	the mandates (if any) entered into by the Offshore Account Bank with the Borrower and/or Thermo; or

(B)	the Offshore Account Bank’s normal practices referred to above,

the provisions of this Agreement shall prevail (but only to the extent that the Offshore Account Bank would not be in breach of any Applicable Law as a result).

3.8	Information on Accounts

The Offshore Account Bank agrees with the Borrower and Thermo that the Offshore Account Bank may disclose to the COFACE Agent and/or the Security Agent any information regarding the Project Accounts as may be requested by the COFACE Agent and/or the Security Agent.

4.	CAPITAL EXPENDITURE ACCOUNT

4.1	Payments to the Capital Expenditure Account

The Borrower shall ensure that:

(a)	the Retained Excess Amount; and

(b)	(other than as contemplated by the Deed of Waiver and Amendment No.7), the Relevant Funds,

are deposited to the Capital Expenditure Account no later than:

(i)
in the case of the Retained Excess Amount, the date on which the Borrower is obliged to make such payment pursuant to Clauses 7.3 (Mandatory Prepayment – Initial Excess Cash Sweep) and/or 7.4 (Mandatory Prepayment – Ongoing Excess Cash Flow) of the Facility Agreement; and

(ii)
in the case of the Relevant Funds, on the date agreed with the COFACE Agent following delivery by the Borrower to the COFACE Agent of the business plan contemplated by Clause 22.14 (Excess Cash Flow / Purchase of Satellites) of the Facility Agreement.

4.2	Permitted Withdrawals from the Capital Expenditure Account

(a)	Subject to paragraph (b) below, the Borrower may only withdraw funds in the Capital Expenditure Account to pay amounts:

(i)
in the case of any Retained Excess Amount, representing Covenant Capital Expenditures including any Relevant Phase 3 Costs (subject to Clause 22.14(a) (Excess Cash Flow / Purchase of Satellites) of the Facility Agreement); and

(ii)	in the case of any Relevant Funds, representing Relevant Phase 3 Costs.

(b)           If the Borrower:

(i)	has irrevocably terminated the Satellite Construction Contract and has no further obligations or Liabilities thereunder or in connection therewith;

(ii)
amends a business plan which has been delivered to the COFACE Agent in accordance with Clause 22.14 (Excess Cash Flow / Purchase of Satellites) of the Facility Agreement and such amendment has received the prior written consent of the COFACE Agent; or

(iii)	the Satellite Construction Contract has been terminated as contemplated by Article 26 (Spacecraft for Phase 3) of the Satellite Construction Contract,

the Borrower may transfer to the Collection Account any Relevant Funds which are no longer to be applied to pay amounts representing Relevant Phase 3 Costs.

5.	COLLECTION ACCOUNT

5.1	Payments to the Collection Account

(a)	The Borrower shall ensure that:

(i)	all amounts standing to the credit of:

(A)	the Escrow Account, are no later than the date that is one (1) Business Day after Financial Close;

(B)	a Domestic Account;

(C)	a Foreign Account which exceed five hundred thousand Dollars (US$500,000); and

(D)	a Canadian Account which exceed two million Dollars (US$2,000,000);

(ii)
all other revenues of, and payments to, the Borrower not included in paragraph (a) (i) above (including any amounts received by the Borrower of the kind required to be applied in mandatory prepayment pursuant to Clause 7.6 (Mandatory Prepayments – Asset Dispositions) of the Facility Agreement), but excluding any amounts payable to the Borrower under an Interest Rate Cap Agreement which shall be directly deposited in the Debt Service Account in accordance with Clause 8.1(b) (Payments to the Debt Service Account); and

(iii)
any drawdown of any Loan (other than Loan disbursement amounts which a Lender has permitted to be paid directly to a third party to which payment is due from the Borrower), and any Net Cash Proceeds arising from any Equity Issuances and any Subordinated Indebtedness, are, in each case, directly deposited into the Collection Account not later than the last Business Day of each Month.

(b)
The Borrower may deposit funds into the Collection Account pursuant to Clause 4.2(b) (Permitted Withdrawals from the Capital Expenditure Account), Clause 5.2(b)(iv) (Permitted Withdrawals from the Collection Account), Clause 6.3 (Contingent Equity Funding), Clause 7.2 (Permitted Withdrawals from the Convertible Note Reserve Account), Clause 9.3 (Excess Funding in the Debt Service Reserve Account), Clause 11.3 (Application of Insurance Proceeds: Less than US$500,000), Clause 11.4(b) (Application of Insurance Proceeds – Mandatory Prepayment), Clause 12.3 (Contingent Equity Release Date) and Clause 13 (General Rule Regarding Excess Balances).

5.2	Permitted Withdrawals from the Collection Account

(a)
Subject to paragraph (b) below, the Borrower may only withdraw amounts from the Collection Account at the times, for the purposes and in the order of priority, set out in Schedule 5 (Order of Application).

(b)
Prior to the Contingent Equity Release Date, notwithstanding the order of priority set out in Schedule 5 (Order of Application) an amount equal to fifty per cent. (50%) of the aggregate Net Cash Proceeds arising from any Equity Issuance and/or Subordinated Indebtedness credited to the Collection Account (other than the Initial Equity) may be applied by the Borrower in the following order of priority:

(i)	firstly, provided no Default has occurred and is continuing, in or towards payment of a portion of the Borrower’s obligations to Thermo under the Thermo Cash Contribution Agreement, through payment:

(A)	directly to the DSRA Providers on behalf of Thermo in the proportions directed by Thermo to the Borrower in writing; and

(B)
if Thermo’s obligations to the DSRA Providers under the Relevant Agreements have been repaid in full, to Thermo in reimbursement of any amounts previously paid directly by Thermo to the DSRA Providers under the Relevant Agreements and not previously reimbursed by the Borrower to Thermo, of an amount not to exceed:

(aa)	thirty five million Dollars (US$35,000,000) plus the drawn amount paid to the Borrower by the Supplier under the Supplier Guarantee; less

(bb)
any previous payments pursuant to this Clause 5.2(b)(i) and (ii) (Permitted Withdrawals from the Collection Account), Clause 9.3 (Excess Funding in the Debt Service Account), Clause 7.3(a) (Mandatory Prepayment – Initial Excess Cash Flow) of the Facility Agreement and/or Clause 7.4(a) (Mandatory Prepayment – Ongoing Excess Cash Flow) of the Facility Agreement.

Any amounts paid to the DSRA Providers or Thermo pursuant to this Clause 5.2(b)(i) shall reduce any amount owing by the Borrower to Thermo under the Thermo Cash Contribution Agreement.  No payment shall be made under this Clause 5.2(b)(i) to the extent any payments would exceed the amount owing by the Borrower to Thermo under the Thermo Cash Contribution Agreement (but excluding any payments of interest or capitalised interest due and owing by the Borrower to Thermo under the Thermo Cash Contribution Agreement).  Any such interest or capitalised interest shall only be payable by the Borrower to Thermo following satisfaction of each of the distribution conditions set out at Clause 22.6 (Limitations on Dividends and Distributions) of the Facility Agreement (other than Clause 22.6(b)(iv) (Limitations on Dividends and Distributions) of the Facility Agreement);

(ii)
secondly, provided no Default has occurred and is continuing, by way of transfer to the Debt Service Reserve Account in an amount not greater than that part of the DSRA Required Balance not then funded in Cash (such amount, the “Cash Transfer”).  As soon as practicable following the credit of such Cash Transfer to the Debt Service Reserve Account, the COFACE Facility Agent shall notify the Supplier that the Maximum Amount (as such term is defined in the Supplier Guarantee) shall be reduced by an amount equal to such Cash Transfer;

(iii)	thirdly, by transfer to the Borrower Contingent Equity Account of an amount (the “Thermo Amount”) not to exceed:

(A)	the Contingent Equity Required Balance; less

(B)	any prior transfers to the Borrower Contingent Equity Account pursuant to this Clause; and

(iv)	finally, after application as above by way of transfer to the Collection Account.

5.3	Certificates

The Borrower shall be deemed to have certified to the COFACE Agent that the amounts instructed by it to be transferred or paid in accordance with the provisions of Clause 5.2 (Permitted Withdrawals from the Collection Account) shall be the correct amount required to be so paid or transferred in accordance with the terms thereof.

6.	THERMO CONTINGENT EQUITY ACCOUNT

6.1	Payments to the Thermo Contingent Equity Account

Thermo shall ensure that no later than Financial Close until the Contingent Equity Release Date, funds are deposited in the Thermo Contingent Equity Account to ensure that the cash balance standing to the credit of the Thermo Contingent Equity Account and the Borrower Contingent Equity Account (in aggregate) is not at any time less than the Contingent Equity Required Balance.

6.2	Permitted Withdrawals from the Thermo Contingent Equity Account and the Borrower Contingent Equity Account

(a)
Amounts may only be withdrawn from the Thermo Contingent Equity Account in accordance with Clause 6.2(b) below, Clause 6.3 (Contingent Equity Funding), Clause 6.4 (Contingent Equity Release Date) and Clause 6.5 (Equity Issuances / Subordinated Indebtedness – Thermo Amount) and provided that, in each case, no Default has occurred and is continuing.

(b)
To the extent that the balance of the Thermo Contingent Equity Account and the Borrower Contingent Equity Account (in aggregate) exceeds the Contingent Equity Required Balance, any amounts standing to the credit of the Thermo Contingent Equity Account which, when added to any amounts standing to the credit of the Borrower Contingent Equity Account, exceed the Contingent Equity Required Balance will be freely available to Thermo to transfer to such account and with such bank as Thermo may specify (or to such other person as required by Applicable Law) provided no Default has occurred and is continuing.

6.3	Contingent Equity Funding

(a)	If, at any time prior to the Contingent Equity Release Date, the Borrower determines, acting in good faith, that it:

(i)	has a Deficiency (an “Actual Deficiency”); or

(ii)	is likely to have within the next ninety (90) day period a Deficiency (a “Forecast Deficiency”),

the Borrower shall:

(A)	in the case of an Actual Deficiency, immediately upon its determination of such Actual Deficiency; and

(B)	in the case of a Forecast Deficiency, within five (5) Business Days of its determination of such Forecast Deficiency,

in each case, notify the COFACE Agent of such Deficiency and setting out in reasonable detail the reasons therefor.  Following such notice, the Borrower shall deliver to Thermo and the Offshore Account Bank a notice (with a copy to the COFACE Agent) (a “Contingent Equity Funding Notice”), requiring a transfer to the Collection Account from the Borrower Contingent Equity Account or, to the extent that no funds are available in the Borrower Contingent Equity Account, the Thermo Contingent Equity Account (as the case may be), an amount equal to the Deficiency Amount set forth in the Contingent Equity Funding Notice.

(b)	Each Contingent Equity Funding Notice shall specify:

(i)	the Deficiency Amount;

(ii)	reasonable detail regarding the nature of the Deficiency;

(iii)	the due date for payment of the Deficiency; and

(iv)	the date by which the Deficiency Funding must be transferred from the Borrower Contingent Equity Account or the Thermo Contingent Equity Account, as the case may be.

(c)
If at any time following the occurrence of an Event of Default which is continuing the COFACE Agent believes that the Borrower has an Actual Deficiency or a Forecast Deficiency, it shall be entitled (but not obliged) to:

(i)	request such information as it considers necessary to determine whether the Borrower has any such Deficiency; and/or

(ii)
to the extent that no funds are available in the Borrower Contingent Equity Account, serve a notice on the Borrower requiring it to serve a Contingent Equity Funding Notice on Thermo and the Offshore Account Bank.

(d)
Subject to paragraph (f) below, if the Borrower fails to serve a Contingent Equity Funding Notice on Thermo within five (5) Business Days of receipt of a notice from the COFACE Agent, the COFACE Agent shall be entitled (but not obliged) to instruct the Offshore Account Bank to transfer to the Collection Account from the Borrower Contingent Equity Account and/or, to the extent that no funds are available, the Thermo Contingent Equity Account (as the case may be), an amount equal to the Deficiency Amount set forth in the Contingent Equity Funding Notice or the notice from the COFACE Agent (as the case may be).

(e)
The proceeds of any Deficiency Funding transferred to the Collection Account shall be applied at any time, to pay amounts due in accordance with paragraphs (a) to (f) of Schedule 5 (Order of Application) only provided that, amounts may only be applied to make payments to the extent that such amounts are contained in the Financial Model.

(f)	Thermo and the Borrower shall ensure that the proceeds of any Deficiency Funding are met:

(i)	firstly, from funds (if any) standing to the credit of the Borrower Contingent Equity Account; and

(ii)	secondly, to the extent that no funds are available in the Borrower Contingent Equity Account, from the Thermo Contingent Equity Account.

6.4	Contingent Equity Release Date

On the Contingent Equity Release Date, provided no Default has occurred and is continuing all amounts in the Thermo Contingent Equity Account will be freely available to Thermo to transfer to such account and with such bank as Thermo may specify (or to such other person as required by Applicable Law).

6.5	Equity Issuances / Subordinated Indebtedness – Thermo Amount

Thermo may withdraw from the Thermo Contingent Equity Account an amount in aggregate up to a Thermo Amount upon or after each occasion on which the Borrower Contingent Equity Account has been credited with a Thermo Amount provided no Default has occurred and is continuing.

7.	CONVERTIBLE NOTE RESERVE ACCOUNT

7.1	Payments to the Convertible Note Reserve Account

(a)           Subject to available Excess Cash Flow, the Borrower shall ensure that:

(i)	no later than the CN Start Date, an amount not less than the CNRA Required Balance for the relevant period is credited to the Convertible Note Reserve Account; and

(ii)
thereafter on the date following each Payment Date until the CN Release Date, funds are deposited in the Convertible Note Reserve Account to ensure that the balance standing to the credit of the Convertible Note Reserve Account is not at any time less than the CNRA Required Balance for that period, in each case, pursuant to Clause 5.2 (Permitted Withdrawals from the Collection Account) and Clause 13 (General Rule Regarding Excess Balances).

(b)	No Event of Default shall occur if the Borrower does not comply with this Clause 7.1 as a result of no Excess Cash Flow being available.

7.2	Permitted Withdrawals from the Convertible Note Reserve Account

Subject to Clause 13 (General Rule Regarding Excess Balances):

(a)
prior to the CN Release Date, the Borrower may only withdraw amounts from the Convertible Note Reserve Account to pay amounts due to a Noteholder following the election by a Noteholder to exercise the Noteholder Option provided no Default has occurred and is continuing; and

(b)	on the CN Release Date, all amounts in the Convertible Note Reserve Account shall be transferred to the Collection Account.

8.	DEBT SERVICE ACCOUNT

8.1	Payments to the Debt Service Account

(a)
Amounts shall be transferred to or deposited in the Debt Service Account in accordance with Clause 5.2 (Permitted Withdrawals from the Collection Account), Clause 8.1(b) (Payments to the Debt Service Account), Clause 9.3 (Excess Funding in the Debt Service Reserve Account), Clause 10.3 (Optional Withdrawals from the Distribution Account) and Clause 13 (General Rule Regarding Excess Balances), only.

(b)	The Borrower shall ensure that any amounts payable to it under an Interest Rate Cap Agreement are directly deposited into the Debt Service Account.

8.2	Permitted Withdrawals from the Debt Service Account

Subject to Clause 13 (General Rule Regarding Excess Balances), on each Payment Date, and on each other date on which any payments in respect of Debt Service are required to be made, the Borrower shall withdraw funds from the Debt Service Account to pay such amounts then due and payable to the Finance Parties, but not otherwise.

9.	DEBT SERVICE RESERVE ACCOUNT

9.1	Payments to the Debt Service Reserve Account

(a)	The Borrower shall ensure that at all times an amount not less than the DSRA Required Balance shall be credited to the Debt Service Reserve Account.

(b)	Prior to the First Repayment Date, the Borrower shall ensure an amount not less than the DSRA Required Cash Balance is credited to the Debt Service Reserve Account.

(c)	Following the First Repayment Date, the Borrower shall ensure that the Debt Service Reserve Account shall be funded in Cash in an amount equal to the DSRA Required Balance.

(d)
Amounts shall be deposited in or transferred to the Debt Service Reserve Account in accordance with Clause 5.2 (Permitted Withdrawals from the Collection Account), Clause 10.3 (Optional Withdrawals from the Distribution Account) and Clause 13 (General Rule Regarding Excess Balances), only.

9.2	Withdrawals from the Debt Service Reserve Account

Subject to Clause 9.3 (Excess Funding in the Debt Service Reserve Account), if, on any date, the aggregate balance of the Debt Service Account is insufficient to pay Debt Service then due and, only if no funds are available in the Thermo Contingent Equity Account and/or the Borrower Contingent Equity Account, the Borrower shall withdraw cash up to the amount of such shortfall from the Debt Service Reserve Account to pay such Debt Service then due, but not otherwise.

9.3	Excess Funding in the Debt Service Reserve Account

To the extent the balance of the Debt Service Reserve Account exceeds the DSRA Required Balance, the Borrower shall be entitled to withdraw such excess amount and pay to the Debt Service Account to fund such account to its then required level as set out in this Agreement, and to the extent that the Debt Service Account is funded to the DSA Required Balance any such excess shall be paid:

(a)	to the Collection Account; or

(b)	provided no Default has occurred and is continuing, in or towards payment of a portion of the Borrower’s obligations to Thermo under the Thermo Cash Contribution Agreement, through payment:

(i)	directly to the DSRA Providers on behalf of Thermo in the proportions directed by Thermo to the Borrower in writing; and

(ii)
if Thermo’s obligations to the DSRA Providers under the Relevant Agreements have been repaid in full, to Thermo in reimbursement of any amounts previously paid directly by Thermo to the DSRA Providers under the Relevant Agreements and not previously reimbursed by the Borrower to Thermo, of an amount not to exceed:

(A)	thirty five million Dollars (US$35,000,000) plus the drawn amount paid to the Borrower by the Supplier under the Supplier Guarantee; less

(B)
any previous payments pursuant to Clause 5.2(b)(i) and (ii) (Permitted Withdrawals from the Collection Account), this Clause 9.3 (Excess Funding in the Debt Service Account), Clause 7.3(a) (Mandatory Prepayment – Initial Excess Cash Flow) of the Facility Agreement and/or Clause 7.4(a) (Mandatory Prepayment – Ongoing Excess Cash Flow) of the Facility Agreement.

Any amounts paid to the DSRA Providers or Thermo pursuant to this Clause 9.3(b) shall reduce any amount owing by the Borrower to Thermo under the Thermo Cash Contribution Agreement.  No payment shall be made under this Clause 9.3(b) to the extent any payments would exceed the amount owing by the Borrower to Thermo under the Thermo Cash Contribution Agreement (but excluding any payments of interest or capitalised interest due and owing by the Borrower to Thermo under the Thermo Cash Contribution Agreement).  Any such interest or capitalised interest shall only be payable by the Borrower to Thermo following satisfaction of each of the distribution conditions set out at Clause 22.6 (Limitations on Dividends and Distributions) of the Facility Agreement (other than Clause 22.6(b)(iv) (Limitations on Dividends and Distributions) of the Facility Agreement).

10.	DISTRIBUTION ACCOUNT

10.1	Payments to the Distribution Account

Amounts may be deposited in or transferred to the Distribution Account from the Collection Account by the Borrower in accordance with Clause 5.2 (Permitted Withdrawals from the Collection Account) only.

10.2	Permitted Withdrawals from the Distribution Account

Subject to the terms of this Clause 10.2, the Borrower is entitled to withdraw amounts standing to the credit of the Distribution Account for its own use (including, the payment of dividends and the payment of interest and principal on shareholder loans) provided that, the Borrower at the time of such withdrawal has satisfied each of the distribution conditions set out in Clause 22.6 (Limitations on Dividends and Distributions) of the Facility Agreement.  The Borrower shall deliver a Distribution Certificate to the COFACE Agent not later than five (5) Business Days after the date of the relevant Shareholder Distribution.

10.3	Optional Withdrawals from the Distribution Account

If any funds remain on deposit in the Distribution Account the Borrower may:

(a)	apply such funds in accordance with the order of priority set out in Schedule 5 (Order of Application);

(b)	transfer funds to the Debt Service Account such that the balance on the Debt Service Account is equal to the DSA Required Balance; and

(c)
withdraw from the Distribution Account amounts on deposit therein and apply all such amounts to the pro rata prepayment of the Facilities pursuant to Clause 7 (Prepayment and Cancellation) of the Facility Agreement,

including in circumstances where funds are not otherwise distributable from the Distribution Account because each of the distribution conditions set out in Clause 22.6 (Limitations on Dividends and Distributions) of the Facility Agreement are not satisfied on the date of the proposed Shareholder Distribution.

11.	INSURANCE PROCEEDS ACCOUNT

11.1	General Rule Regarding Application of Insurance Proceeds

The Security Agent (following the occurrence and the continuance of an Event of Default) and the Borrower shall apply all Insurance Proceeds in accordance with the provisions of this Clause 11.

11.2	Payments to the Insurance Proceeds Account

All Insurance Proceeds shall be paid by the relevant insurer directly to the Insurance Proceeds Account and, if paid to the Borrower (other than into the Insurance Proceeds Account), such Insurance Proceeds shall be forthwith paid over to the Insurance Proceeds Account.

11.3	Application of Insurance Proceeds: Less than US$500,000

In connection with an Insurance and Condemnation Event yielding less than five hundred thousand Dollars (US$500,000) in Net Cash Proceeds, the Borrower may transfer such amounts to the Collection Account to be applied in accordance with Clause 5.2 (Permitted Withdrawals from the Collection Account).

11.4	Application of Insurance Proceeds – Mandatory Prepayment

(a)
Subject to Clause 11.3 above and paragraph (b) below, the COFACE Agent shall direct the Offshore Account Bank to apply the funds in the Insurance Proceeds Account in mandatory prepayment of the Facilities in accordance with Clause 7.5 (Mandatory Prepayment – Insurance and Condemnation Events) of the Facility Agreement.

(b)
If Clause 7.5(b)(ii) (Mandatory Prepayment – Insurance and Condemnation Events) of the Facility Agreement applies, the Borrower may request the Offshore Account Bank to make payment to a supplier of a replacement asset or replacement Satellite, any long lead items, Launch services, insurances or other costs directly arising in relation to the purchase or Launch of a Satellite described in Clause 7.5(b)(ii) (Mandatory Prepayment – Insurance and Condemnation Events) of the Facility Agreement, in accordance with the terms and conditions agreed between the Borrower and the Supplier.  Any excess Net Cash Proceeds after taking into account such payments and costs shall be transferred as soon as practicable to the Collection Account.

12.	BORROWER CONTINGENT EQUITY ACCOUNT

12.1	Payments to the Borrower Contingent Equity Account

Amounts shall be transferred to or deposited in the Borrower Contingent Equity Account in accordance with Clause 5.2(b) (Permitted Withdrawals from the Collection Account) only.

12.2	Permitted Withdrawals from the Borrower Contingent Equity Account

Amounts may only be withdrawn from the Borrower Contingent Equity Account:

(a)	in accordance with Clause 6.3 (Contingent Equity Funding); and

(b)	to pay Project Costs provided that:

(i)
Net Cash Proceeds arising from an Equity Issuance and/or any Subordinated Indebtedness (but excluding, for the avoidance of doubt, the Total Thermo Amount (as such term is defined in the Deed of Waiver and Amendment No.7)), in an amount no less than the amount proposed by the Borrower to be withdrawn from the Borrower Contingent Equity Account for the purpose of paying Project Costs, has been raised by, or lent to, the Borrower (as the case may be) prior to any such withdrawal by the Borrower pursuant to this Clause 12.2(b); and

(ii)	the Borrower has provided to the Offshore Account Bank and the COFACE Agent:

(A)
details (in form and substance satisfactory to the COFACE Agent) of the Project Costs to be paid by the Borrower from any withdrawal from the Borrower Contingent Equity Account pursuant to this paragraph (b);

(B)
evidence (in form and substance satisfactory to the COFACE Agent) of such Equity Issuance or Subordinated Indebtedness referred to in paragraph (b)(i) and details of the Net Cash Proceeds arising therefrom; and

(C)	such other documents, information or evidence requested by the COFACE Agent in connection with such withdrawal.

12.3	Contingent Equity Release Date

On the Contingent Equity Release Date, all amounts in the Borrower Contingent Equity Account will be transferred to the Collection Account.

13.	GENERAL RULE REGARDING EXCESS BALANCES

Subject to Clause 18 (Event of Default), but notwithstanding any other provision of this Agreement, to the extent that at any time the balance on the Convertible Note Reserve Account and/or the Debt Service Account is greater than the then required balance on such Offshore Project Account, the Borrower shall be entitled to withdraw such excess amounts and pay such amount to the Convertible Note Reserve Account and/or the Debt Service Account (as the case may be) to fund such accounts to their then required levels as set out in this Agreement, and to the extent that all such accounts are funded to their then required levels, to the Collection Account.

14.	SUPPLIER GUARANTEE

14.1	Posting of the Supplier Guarantee

(a)
The Borrower may, subject to the maintenance of the DSRA Required Cash Balance, elect to utilise the Supplier Guarantee in lieu of the cash that would otherwise be required to be deposited in, or to substitute for all or a portion of the cash deposited in or credited to or Authorised Investments made from the Debt Service Reserve Account.

(b)
The Borrower at any time may, by five (5) days’ written notice to the COFACE Agent and the Offshore Account Bank, replace (in whole or in part) the Supplier Guarantee identified therein with cash for deposit and/or Authorised Investments to credit into the Debt Service Reserve Account from which the Supplier Guarantee is to be withdrawn.  Upon delivery to the Offshore Account Bank of immediately available funds and/or Authorised Investments in an amount equal to the Cash Equivalent Amount of the Supplier Guarantee and the credit thereof to the Debt Service Reserve Account, the Offshore Account Bank shall notify and confirm to the COFACE Agent receipt of such funds and/or Authorised Investments.

(c)
On receipt of such confirmation, the COFACE Agent shall return to the Borrower the instruments and other documents constituting the Supplier Guarantee.  The Borrower will instruct the Offshore Account Bank to deposit such funds and/or Authorised Investments into the Debt Service Reserve Account.

14.2	Drawdown on Supplier Guarantee

(a)	Subject to paragraph (c) below:

(i)
if the amount of Cash contained in the Debt Service Reserve Account is projected within the next thirty (30) days to be below the DSRA Required Cash Balance, either Beneficiary (but not both) may deliver a Demand to the Supplier pursuant to the Supplier Guarantee for an amount such that after payment under the Supplier Guarantee the amount credited to the Debt Service Reserve Account shall be equal to the DSRA Required Balance; and

(ii)	prior to delivering such Demand, the Beneficiary issuing the Demand shall notify the other Beneficiary of its intention to make the Demand.

(b)	Following a draw upon the Supplier Guarantee, the relevant Beneficiary shall deposit the amount drawn into the Debt Service Reserve Account.

(c)	If a Blocking Notice has been issued, only the COFACE Agent may issue a Demand pursuant to the Supplier Guarantee.

(d)	Other than as provided in this Clause 14.2, neither Beneficiary shall be entitled to draw any amount under the Supplier Guarantee.

15.	FINAL DISBURSEMENT UPON TERMINATION

Upon receipt of notification from the COFACE Agent of the occurrence of the Final Discharge Date, the Offshore Account Bank shall:

(a)
in the case of the Borrower, disburse any amounts on deposit in the Offshore Project Accounts (other than the Thermo Contingent Equity Account) to or at the direction of, and at the expense of, the Borrower in accordance with Clause 3.6 (Instructions); and

(b)
in the case of Thermo, disburse any amounts on deposit in the Thermo Contingent Equity Account to or at the direction of, and at the expense of, Thermo in accordance with Clause 3.6 (Instructions) and Clause 6.4 (Contingent Equity Release Date).

16.	AUTHORISED INVESTMENTS

(a)
All amounts held by the Offshore Account Bank in the Project Accounts may (provided no Default has occurred and is continuing) be invested in Authorised Investments at the expense and risk of the Borrower or, as the case may be, Thermo (with respect to the Thermo Contingent Equity Account), as directed in writing by the Borrower or, as the case may be, Thermo (with respect to the Thermo Contingent Equity Account) to the Offshore Account Bank pursuant to the terms of this Agreement and as set out in the relevant Investment Instruction.

(b)
Each of Thermo and the Borrower confirms that it is not relying on the Offshore Account Bank to provide any advice as to the merits of or the suitability of any investment, or any action taken in connection with any Authorised Investments and that the Offshore Account Bank acts solely as agent for the Borrower or, as the case may be, Thermo (with respect to the Thermo Contingent Equity Account) in respect of any Authorised Investments.

(c)	The Offshore Account Bank shall not be required to invest in any Authorised Investments if that investment would result in it exceeding its powers or any other relevant authorisations.

(d)	The right of the Borrower or, as the case may be, Thermo (with respect to the Thermo Contingent Equity Account) to direct the manner of investment includes, but is not limited to, the right:

(i)	to direct the Offshore Account Bank to sell any Authorised Investment or hold it until maturity; and

(ii)
upon any sale at maturity of any Authorised Investment, to direct the Offshore Account Bank to reinvest the proceeds thereof, plus any interest received by the Offshore Account Bank thereon, in Authorised Investments or to hold such proceeds and interest for application pursuant to the terms of this Agreement.

(e)
Authorised Investments purchased upon the direction of the Borrower or, as the case may be, Thermo (or, after a Blocking Notice has been issued (which notice has not been cancelled or superseded by an Unblocking Notice), upon the direction of the COFACE Agent), under the provisions of this Agreement shall be deemed at all times to be a part of the Project Account from which funds were withdrawn in order to make the Authorised Investment and the income or interest earned, and gains realised in excess of losses suffered by an Project Account due to the investment of funds deposited therein, shall be, subject to the terms of this Agreement, credited and retained in the particular Project Account in respect of which the Authorised Investment was purchased.

(f)
The Offshore Account Bank shall liquidate or procure the liquidation, so far as it is able pursuant to the terms of the relevant Authorised Investment, of any Authorised Investment or any portion thereof and transfer the proceeds to the relevant Project Account in accordance with:

(i)	the terms of this Agreement (acting on a Liquidation Instruction); or

(ii)	in accordance with the terms of any order, judgment or decree ordering the liquidation of the Authorised Investment or any portion thereof,

accompanied by (in the case of paragraph (ii) only) a legal opinion satisfactory to the Offshore Account Bank given by counsel for the party requesting such liquidation to the effect that such order, judgment or decree represents a final adjudication of the rights of the parties by a court of competent jurisdiction, and that the time for appeal from such order, judgment or decree has expired without an appeal having been made.

(g)
Deposits constituting Authorised Investments with persons other than the Offshore Account Bank may only be made with a bank or financial institution which has agreed, in a form reasonably acceptable to the COFACE Agent, that:

(i)	the Authorised Investment is held to the order of the Offshore Account Bank;

(ii)	any payment in respect of the Authorised Investment will be remitted to the Offshore Account Bank in full and without any deduction or withholding, except to the extent required by Applicable Law;

(iii)	the Authorised Investment is subject to a Lien in favour of the Security Agent; and

(iv)	it will not exercise, and will hold the Authorised Investment free of, any Lien, right of set-off, counterclaim or other interest which it may have.

(h)	Each of Thermo (with respect to the Thermo Contingent Equity Account only) and the Borrower shall:

(i)	maintain a prudent spread of Authorised Investments; and

(ii)
ensure that the maturities of the Authorised Investments made out of moneys standing to the credit of each Project Account (other than the Collection Account) permit the Borrower or, as the case may be, Thermo to withdraw monies when needed from such Project Account and that it shall liquidate or procure that there are liquidated Authorised Investments to the extent and in sufficient time necessary for payment of any amount due under this Agreement.

(i)	All evidence of ownership of any Authorised Investment shall be:

(i)	delivered to the COFACE Agent; and

(ii)	held by the COFACE Agent subject to a Lien created in favour of the Security Agent.

(j)	If any investment ceases to be an Authorised Investment, the Borrower or, as the case may be, Thermo shall:

(i)	as soon as reasonably practicable after becoming aware of that fact (and in any event no more than five (5) Business Days after that time) notify the COFACE Agent; and

(ii)
if required by the COFACE Agent, promptly instruct the Offshore Account Bank to replace the investment with an Authorised Investment approved by the Borrower or, as the case may be, Thermo or with cash as soon as it is reasonably practicable to do so.

(k)	The Offshore Account Bank agrees that it will deal with the Authorised Investments only in accordance with the terms of this Agreement.

(l)
Each of Thermo and the Borrower shall be solely responsible for all its own filings, tax returns and reports on any transactions in respect of any Authorised Investments or relating to any Authorised Investment as may be required by any relevant authority, governmental or otherwise.

(m)	The Offshore Account Bank shall exercise any judgement or discretion in relation to any Authorised Investment.

17.	BALANCES

In determining the balance of proceeds on a Project Account (other than the Collection Account) the following shall be taken into account:

(a)	the cash on deposit on such Project Account;

(b)
the value of any Authorised Investments made from such Project Account provided that the issuer of the Authorised Investments continues to satisfy the criteria for an issuer of Authorised Investments as set forth in the definition thereof; and

(c)	the Cash Equivalent Amount of the Supplier Guarantee to the extent that the Supplier has not failed to honour any Demand under the Supplier Guarantee.

18.	EVENT OF DEFAULT

(a)
If an Event of Default has occurred and is continuing and a Blocking Notice has been served pursuant to Clause 19.1 (Blocking Notices), then any provisions of this Agreement or any other Finance Document to the contrary notwithstanding, all amounts on deposit in the Offshore Project Accounts and any revenues shall be applied by the Offshore Account Bank, acting on the instructions of the COFACE Agent.  Such instructions of the COFACE Agent may include, without limitation:

(i)	if so decided under and in accordance with the Facility Agreement, instruction toward payment of the outstanding payment obligations under the Facilities;

(ii)
if so decided by the Lenders under the Facility Agreement, instruction toward the payment of any other amount (including, without limitation, Taxes, amounts due under the Transaction Documents and other payments of Project Costs) as contemplated by this Agreement or as otherwise decided pursuant to the Facility Agreement; and

(iii)
in making withdrawals from the Project Accounts and payments between the Project Accounts and the drawdown of the Supplier Guarantee or issuing Investment Instructions or Liquidation Instructions in respect of any Authorised Investments (including exercising any of the powers of the Borrower or, as the case may be, Thermo in respect of such Authorised Investments), save that prior to any such direction, the Borrower, Thermo, the Offshore Account Bank, the COFACE Agent and the Security Agent shall administer the Project Accounts (other than the Collection Account) in accordance with the other provisions of this Agreement.

(b)
Following the occurrence and continuance of an Event of Default and service of a Blocking Notice pursuant to Clause 19.1 (Blocking Notices), each of Thermo and the Borrower shall not, without the consent of the COFACE Agent, be entitled to withdraw any funds on any of the Project Accounts or deal with such funds in any manner whatsoever or require the Offshore Account Bank to deal with, or itself deal with, the Supplier Guarantee or Authorised Investments.

19.	BLOCKING AND UNBLOCKING NOTICES

19.1	Blocking Notices

Following an Event of Default which has occurred and is continuing, the COFACE Agent shall (if so instructed by the Majority Lenders) deliver to the Offshore Account Bank, the Security Agent, Thermo and the Borrower, a Blocking Notice and the Offshore Account Bank will comply with the terms thereof.

19.2	Unblocking Notices

At such time as any Event of Default subject to a Blocking Notice is no longer continuing, the COFACE Agent shall deliver to the Offshore Account Bank, the Security Agent, Thermo and the Borrower an Unblocking Notice and the Offshore Account Bank shall comply with the terms thereof.

20.	FOREIGN CURRENCY CONVERSIONS

(a)
In respect of any currency conversions for determining the balances on any accounts, such conversions shall be done at the Offshore Account Bank’s commercial spot mid-rate for conversion of the relevant currency on the relevant date.

(b)	The Offshore Account Bank shall have no liability to the Borrower or Thermo in connection therewith other than in respect of its gross negligence or wilful misconduct.

21.	ANCILLARY PROVISIONS

21.1	Time of Day

All references in this Agreement to any time of day in relation to any Project Account (other than the Collection Account) shall be deemed to be references to Paris, France time.

21.2	Documents of Title

All documents of title or other documentary evidence of ownership with respect to Authorised Investments and the Supplier Guarantee made out of the Project Accounts will be held by the Security Agent and, if any such document or other evidence comes into the possession or control of the Borrower or, as the case may be, Thermo, the Borrower or, as the case may be, Thermo shall immediately deliver the same to the Offshore Account Bank and/or the Security Agent as appropriate.

21.3	Fees, Costs and Expenses

(a)	The Borrower and/or Thermo shall pay the fees and reasonably incurred and documented out-of-pocket expenses of the Offshore Account Bank.

(b)
The Borrower and/or Thermo shall pay all legal and professional fees and costs of the advisers to the Offshore Account Bank with respect to the preservation or enforcement of any of its respective rights during the continuance of an Event of Default.

(c)
Subject to paragraph (d) below the Borrower and/or Thermo shall indemnify and hold harmless the Offshore Account Bank and its respective officers, directors, employees, representatives and agents (collectively, the “Indemnitees”, and each an “Indemnitee”) from and against and reimburse the Indemnitees for any and all losses, liabilities, claims and expenses arising by reason of their participation in the transactions contemplated by this Agreement.  Any officer, director, employee, representative or agent of the Offshore Account Bank may rely on this paragraph (c) and enforce its terms under the Contracts (Rights of Third Parties) Act 1999.

(d)
The indemnity obligation of the Borrower and/or Thermo pursuant to this Clause 21.3 (Fees, Costs and Expenses) shall not apply with respect to an Indemnitee to the extent arising as a result of the gross negligence or wilful misconduct of such Indemnitee.

(e)
The provisions of this Clause 21.3 (Fees, Costs and Expenses) shall survive termination of this Agreement and the resignation or removal of the Offshore Account Bank and shall be in addition to any other rights and remedies of any Indemnitee.

22.	THE OFFSHORE ACCOUNT BANK

22.1	Rights of the Offshore Account Bank

The Offshore Account Bank may:

(a)
rely upon any communication or document believed by it to be genuine and may assume that any person purporting to make any statement or execute any document in connection with the provisions hereof has been duly authorised to do so; and

(b)
assume that no Default has occurred and that the Borrower or, as the case may be, Thermo is not in breach of or default under its obligations under this Agreement, unless it has actual knowledge or actual notice to the contrary.

22.2	Excluded Obligations

Notwithstanding anything to the contrary expressed or implied herein, the Offshore Account Bank shall not be:

(a)	bound to enquire as to the occurrence or otherwise of a Default or the performance by any other party to any of the Finance Documents of its obligations thereunder;

(b)	bound to exercise any right, power or discretion vested in it under any of the Finance Documents to which it is a party;

(c)	bound to account to any other party hereto for any sum or the profit element of any sum received by it for its own account;

(d)	bound to disclose to any other person any information relating to any other person; or

(e)	under any fiduciary duty towards any other Party or under any obligations other than those for which express provision is made in this Agreement.

22.3	Exclusion of Liability

The Offshore Account Bank shall not be responsible for the accuracy and/or completeness of any information supplied in connection with any Finance Document or for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document nor shall it be under any liability as a result of taking or omitting to take any action in relation to the Project Accounts (other than the Collection Account) save in the case of its gross negligence or wilful misconduct.

22.4	Resignation and Removal

(a)
The Offshore Account Bank may resign and appoint one of its Affiliates as successor of the Offshore Account Bank by giving not less than sixty (60) days’ notice to the Finance Parties, the Borrower and Thermo, provided that the successor accounts bank shall act through an office in Paris.

(b)	Provided no Default has occurred and is continuing:

(i)	the Borrower or Thermo may request that the Offshore Account Bank resigns by giving not less than sixty (60) days’ notice to the COFACE Agent; and

(ii)	the Borrower or Thermo shall designate a successor accounts bank with the consent of the Majority Lenders.

(c)
Alternatively, the Offshore Account Bank may resign without having designated a successor by giving notice to the COFACE Agent, Thermo and the Borrower, in which case the Majority Lenders with the prior written approval of the Borrower and Thermo (which approval shall not however be required if a Default has occurred and is continuing) may appoint a successor accounts bank.

(d)
If the Majority Lenders have not appointed a successor accounts bank in accordance with Clause 22.4(c) (Resignation and Removal) within sixty (60) days after notice of resignation was given, the Offshore Account Bank (with the prior approval of the Borrower and Thermo (acting reasonably) (which approval shall not however be required if an Event of Default has occurred and is continuing)) may appoint a successor offshore account bank (acting through an office in Paris).

(e)
If thirty (30) days after the expiry of the sixty (60) day period referred to above, a successor accounts bank has not been appointed, the Borrower and Thermo may petition a court of competent jurisdiction to appoint a successor accounts bank, and in any case, from that date until the appointment of a successor accounts bank, the Offshore Account Bank's sole responsibility shall be to receive and safekeep amounts in the relevant Project Accounts.

(f)
The retiring Offshore Account Bank shall make available to its successor such documents and records and provide such assistance as its successor may reasonably request for the purposes of performing its functions as the Offshore Account Bank under the Finance Document.  Each successor offshore account bank shall accede to this Agreement by executing an accession memorandum in the form of Schedule 4 (Form of Accession Memorandum).

(g)	The resignation notice of the Offshore Account Bank shall take effect only upon the appointment of a successor accounts bank.

(h)
Upon the appointment of a successor, the retiring Offshore Account Bank shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 22.4 (Resignation and Removal) and each of the indemnities in respect of its actions as the Offshore Account Bank under the terms of the Finance Documents.  Each Offshore Account Bank’s successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor offshore account bank had been an original party to this Agreement.

22.5	Offshore Account Bank

The Offshore Account Bank shall at all times be an Acceptable Bank.

22.6	Conduct of Business by the Offshore Account Bank

No provision of this Agreement will:

(a)	interfere with the rights of the Offshore Account Bank to arrange its affairs (Tax or otherwise) in whatever manner it thinks fit;

(b)	oblige the Offshore Account Bank to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige the Offshore Account Bank to disclose any information relating to its affairs (Tax or otherwise) or any computations in respect of Tax.

22.7	Protections to the Offshore Account Bank

The Offshore Account Bank undertakes to use all reasonable endeavours to comply with the Borrower’s and/or Thermo’s instructions in relation to Authorised Investments or any other instructions given under the terms of this Agreement but will not be responsible for any losses incurred by the Borrower and/or Thermo’s (other than resulting from the Offshore Account Bank's gross negligence or wilful misconduct) in so doing and will have no obligation to investigate or monitor either the terms of Clause 16 (Authorised Investments) or the performance, quality or terms and conditions of any Authorised Investment.

22.8	No Set-Off

The Offshore Account Bank hereby agrees and acknowledges that it waives any right it has or may hereafter acquire to combine, consolidate or merge any of the Project Accounts with any other account of the Borrower, Thermo, the Security Agent or any liabilities of the Borrower, Thermo, the Security Agent or any other person and agrees that it may not exercise any Lien, set-off, transfer, combine or withhold payment of any sum standing to the credit of any of the Project Accounts (or the Authorised Investments in or towards or conditionally upon satisfaction of any liabilities to it of the Borrower, Thermo, the Security Agent or any other person and, if the Offshore Account Bank breaches the foregoing obligations (unless such exercise of Lien, set-off, transfer, combination or withholding occurs by operation of Applicable Law), then it shall immediately re-credit the relevant Project Account with the amount required to restore such Project Account to the position immediately prior to such breach.

22.9	Exoneration

(a)
The Offshore Account Bank shall not, save in the case of its own gross negligence or wilful misconduct (or that of its officers, directors employees, representatives and agents) be liable to the Borrower, Thermo or any other person for any action it may take in reliance upon any written notice or request given to it by the COFACE Agent or the Security Agent.

(b)	The Offshore Account Bank shall not be under any duty to give the amounts held by it hereunder any greater degree of care than it gives to its own similar property.

(c)	This Agreement sets forth all the duties of the Offshore Account Bank.

(d)	The Offshore Account Bank shall not be obliged to make any payment or otherwise to act on any request or instruction notified to it under this Agreement if it is unable:

(i)	to verify any signature on the notice of request or instruction against the specimen signature provided for the relevant Authorised Person hereunder; and

(ii)	to validate the authenticity of the request by contacting the Callback Contact.

(e)	The Offshore Account Bank may:

(i)	consult lawyers or professional advisers over any question as to the provisions of this Agreement or its duties as Offshore Account Bank; and

(ii)
act pursuant to the advice of lawyers or other professional advisers with respect to any matter relating to this Agreement and shall not, save in the case of its own gross negligence or wilful misconduct or that of its officers, directors, employees or agents, be liable for any action taken or omitted in accordance with such advice.

(f)
The Offshore Account Bank may use (and its performance will be subject to the rules of) any communications, clearing or payment system, intermediary bank or other system in accordance with its usual operating procedures.

(g)
The Offshore Account Bank shall not be responsible for failure to perform any of its obligations under this Agreement on the occurrence of any event or circumstance beyond the reasonable control of the Offshore Account Bank, to the extent that the Offshore Account Bank has used reasonable endeavours to mitigate the consequences of any such event or circumstances in accordance with its usual operating procedures or if performance would result in the  Offshore Account Bank being in breach of any Applicable Law.

(h)	Notwithstanding any other provision to the contrary in this Agreement, under no circumstance will the Offshore Account Bank be liable to any party for any consequential loss.

(i)
Each of Thermo and the Borrower acknowledges that the Offshore Account Bank may use any form of telephonic or electronic monitoring or recording as it deems appropriate for security and service purposes in accordance with its usual operating procedures.

(j)
The obligations and duties of the Offshore Account Bank will be performed only by it and are not obligations or duties of any other BNP Paribas company (including any branch or office of the Offshore Account Bank) and the rights of the Borrower and Thermo with respect to the Offshore Account Bank extend only to the Offshore Account Bank and do not extend to any other BNP Paribas company.

(k)
No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) which mentions the name of the Offshore Account Bank or the rights, powers, or duties of the Offshore Account Bank shall be issued by the Borrower or Thermo or on their behalf unless the Offshore Account Bank shall first have given its written consent thereto.

23.	NOTICES

23.1	Writing

Each communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, shall be made by fax or letter.

23.2	Addresses for Notices

(a)	The address and fax number of the Borrower is:

Address:               Globalstar, Inc.
461 South Milpitas Boulevard
Building 5, Suite 1 and 2
Milpitas, CA 95035
United States of America

Attention:             Chief Financial Officer and Vice-President
Legal and Regulatory Affairs

Facsimile:             +1 408 933 4403

or such other address or number as the relevant party may notify to the other parties by not less than fifteen (15) days’ prior written notice.

(b)	The address and fax number of Thermo is:

Address:               Thermo Funding Company LLC
1735 Nineteenth Street
Denver
Colorado 80202
United States of America

Attention:             Mr. James Monroe III

Facsimile:             +1 303 294 0691

or such other address or number as the relevant party may notify to the other parties by not less than fifteen (15) days’ prior written notice.

(c)	The address and fax number of the Security Agent is:

Address:               BNP PARIBAS
Asset Finance - Export Finance
Commercial Support and Loan Implementation
ACI: CHDESA1
37, Place du Marché Saint Honoré
75031 Paris Cedex 01
France

Attention:             Mrs Dominique Laplasse and Mrs Sylvie Caset-Carricaburru

Telephone:           + 33 (0)1 43 16 81 79 / + 33(0)1 43 16 81 69

Facsimile:             + 33 (0)1 43 16 81 84

or such other address or number as the Security Agent may notify to the other parties by not less than fifteen (15) days’ prior written notice.

(d)	The address and fax number of the Offshore Account Bank is:

Address:               BNP PARIBAS
Asset Finance - Export Finance
Commercial Support and Loan Implementation
ACI: CHDESA1
37, Place du Marché Saint Honoré
75031 Paris Cedex 01
France

Attention:             Mrs Dominique Laplasse and Mrs Sylvie Caset-Carricaburru

Telephone:           + 33 (0)1 43 16 81 79 / + 33(0)1 43 16 81 69

Facsimile:             + 33 (0)1 43 16 81 84

or such other address or number as the Offshore Account Bank may notify to the other parties by not less than fifteen (15) days’ prior written notice.

(e)	The address and fax number of the COFACE Agent is:

Address:               BNP PARIBAS
Asset Finance - Export Finance
Commercial Support and Loan Implementation
ACI: CHDESA1
37, Place du Marché Saint Honoré
75031 Paris Cedex 01
France

Attention:             Mrs Dominique Laplasse and Mrs Sylvie Caset-Carricaburru

Telephone:           + 33 (0)1 43 16 81 79 / + 33(0)1 43 16 81 69

Facsimile:             + 33 (0)1 43 16 81 84

or such other address or number as the COFACE Agent may notify to the other parties by not less than fifteen (15) days’ prior written notice.

(f)
The COFACE Agent shall, promptly upon receipt of notice from any party of any change in the address, facsimile number or Facility Office of such party notify the other agents thereof and at the request of any party, give to that party the address or facsimile number of any other party applicable at the time for the purposes of this Clause 23.2(f) (Addresses for Notices).

24.	REMEDIES, WAIVERS AND AMENDMENTS

24.1	Rights and Waivers

No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the COFACE Agent, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.  The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by Applicable Law.

24.2	Amendments

No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed or approved in writing by the Borrower, Thermo, the Security Agent, the COFACE Agent and the Offshore Account Bank.

25.	ADDITIONAL PROVISIONS

25.1	Partial Invalidity

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Applicable Law of any jurisdiction, such illegality, invalidity or unenforceability shall not affect:

(a)	the legality, validity or enforceability of the remaining provisions of this Agreement; or

(b)	the legality, validity or enforceability of such provision under Applicable Law of any other jurisdiction.

25.2	Counterparts

This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

25.3	Benefit of Agreement

(a)	This Agreement binds and benefits the respective successors and permitted assigns and transferees of the COFACE Agent and the Security Agent as permitted under the Facility Agreement.

(b)
Subject to Clause 22.4 (Resignation and Removal), none of the Offshore Account Bank, Thermo nor the Borrower may assign any of their respective rights or transfer any of their respective rights and obligations under this Agreement, unless otherwise provided in the Finance Documents or unless the COFACE Agent has approved of such transfer or assignment in writing.

26.	GOVERNING LAW

This Agreement, and any non-contractual obligations arising out of or in connection with it, shall be governed by English law.

27.	ENFORCEMENT

The terms of Clause 40 (Enforcement) of the Facility Agreement are incorporated, mutatis mutandis, herein by reference.

IN WITNESS WHEREOF this Agreement has been duly executed and delivered as a deed by the parties hereto on the day and year first above written.

SCHEDULE 1

FORM OF DISTRIBUTION CERTIFICATE

[Letterhead of the Borrower]

DISTRIBUTION CERTIFICATE

Date of Delivery:
within five (5) Business Days of the date of a Shareholder Distribution

BNP Paribas,
as the COFACE Agent

Ladies and Gentlemen:

1.
This Distribution Certificate is delivered to you pursuant to the accounts agreement, dated [●] by and among Globalstar, Inc. (the “Borrower”), Thermo Funding Company LLC, BNP Paribas, in its capacity as the Security Agent, BNP Paribas as the Offshore Account Bank, and BNP Paribas in its capacity as the COFACE Agent  (the “Accounts Agreement”). All capitalised terms used herein shall have the respective meanings specified in the Accounts Agreement.

2.	We hereby certify that we withdrew an amount equal to US$ [●] from the Distribution Account on [●].

3.
We hereby confirm that as of the date of the Shareholder Distribution, each of the conditions to the making of a Shareholder Distribution set out in Clause 22.6 (Limitations on Dividends and Distributions) of the Facility Agreement were satisfied.

IN WITNESS WHEREOF, the undersigned has executed this Distribution Certificate as of the date hereof.

GLOBALSTAR, INC.

By:
Name:
Title:

SCHEDULE 2

FORM OF BLOCKING NOTICE

To:	BNP Paribas,
as Offshore Account Bank

Union Bank of California,
as Onshore Account Bank

BNP Paribas,
as Security Agent

Globalstar, Inc.,
as the Borrower

Thermo Funding Company LLC,
as Thermo

Ladies and Gentlemen:

1.
This Blocking Notice is delivered to you pursuant to the accounts agreement, dated [●] by and among Globalstar, Inc. (the “Borrower”), Thermo Funding Company LLC, BNP Paribas, in its capacity as the Security Agent, BNP Paribas as the Offshore Account Bank and BNP Paribas in its capacity as the COFACE Agent (the “Accounts Agreement”).  Unless otherwise defined herein, all capitalised terms used herein shall have the respective meanings specified in the Accounts Agreement.

2.	We hereby give you notice pursuant to Clause 19.1 (Blocking Notices) of the Accounts Agreement that:

(a)	an Event of Default has occurred and is continuing and has not been waived;

(b)	[reference to enforcement action being taken in accordance with the Accounts Agreement and the Facility Agreement]; and

(c)
pursuant to paragraph (b) of Clause 18 (Event of Default) of the Accounts Agreement, until such time as you receive an Unblocking Notice, each of the Borrower and Thermo may not withdraw any monies from the Project Accounts without the consent of the COFACE Agent.

This notice constitutes a Blocking Notice for the purposes of 19.1 (Blocking Notices) of the Accounts Agreement.

3.
Please note that during the continuance of the Blocking Notice, instructions may only be given by any person authorised by the COFACE Agent to act on its behalf in the performance of any act, discretion or duty under the Accounts Agreement (including, for the avoidance of doubt, any officer or employee of such person) (each an “Authorised Person”).  The names of each (a) Authorised Person; and (b) Callback Contact are set out in Appendix A of this Blocking Notice.  The COFACE Agent may change the names of the Authorised Persons and/or Callback Contacts by giving not less than five (5) Business Days’ prior written notice to each Account Bank of updating Appendix A.

Authorised to sign for and on behalf of
BNP Paribas
(in its capacity as COFACE Agent)

Appendix A

AUTHORISED PERSONS

COFACE Agent

Name	Position	Specimen signature	Telephone number

CALLBACK CONTACTS

COFACE Agent

Name	Position	Telephone number

SCHEDULE 3

FORM OF UNBLOCKING NOTICE

To:	BNP Paribas,
as Offshore Account Bank

Union Bank of California,
as Onshore Account Bank

BNP Paribas,
as Security Agent

Globalstar, Inc.,
as the Borrower

Thermo Funding Company LLC,
as Thermo

Ladies and Gentlemen:

1.
This Unblocking Notice is delivered to you pursuant to the accounts agreement, dated [●] by and among Globalstar, Inc. (the “Borrower”), Thermo Funding Company LLC, BNP Paribas, in its capacity as the Security Agent, BNP Paribas as the Offshore Account Bank and BNP Paribas in its capacity as the COFACE Agent (the “Accounts Agreement”).  All capitalised terms used herein shall have the respective meanings specified in the Accounts Agreement.

2.
We refer to the notice from us to you dated [●] advising you that an Event of Default had occurred and was then continuing and that we were issuing a Blocking Notice in accordance with the Accounts Agreement and the Facility Agreement (the “Blocking Notice”).

3.
We hereby give you notice pursuant to Clause 19.2 (Unblocking Notices) of the Accounts Agreement that the Blocking Notice is revoked and that you are hereby instructed and authorised to make all payments and transfers from the Project Accounts in accordance with the instructions and directions given by the Borrower or, as the case may be, Thermo from time to time in accordance with the Accounts Agreement.

This notice constitutes an Unblocking Notice for the purposes of Clause 19.2 (Unblocking Notices) of the Accounts Agreement.

Authorised to sign for and on behalf of
[●]
(in its capacity as COFACE Agent)

SCHEDULE 4

FORM OF ACCESSION MEMORANDUM

To:	BNP Paribas,
as COFACE Agent

Ladies and Gentlemen:

1.
This accession deed is delivered to you pursuant to the accounts agreement, dated [●] by and among Globalstar, Inc. (the “Borrower”), Thermo Funding Company LLC, BNP Paribas, in its capacity as the Security Agent, BNP Paribas as the Offshore Account Bank and BNP Paribas in its capacity as the COFACE Agent (the “Accounts Agreement”).  All capitalised terms used herein shall have the respective meanings specified in the Accounts Agreement.

2.
[●] hereby agrees with each other person who is or who becomes a party to the Accounts Agreement that with effect on and from the date hereof it will be bound by the Accounts Agreement as if it had been party originally to the Accounts Agreement as the Offshore Account Bank.

3.           The address for notices of the new Offshore Account Bank is [●].

This deed is governed by English law.

[EXECUTED UNDER SEAL by] Offshore Account Bank.

SCHEDULE 5

ORDER OF APPLICATION

The Borrower shall only apply balances standing to the credit of the Collection Account for the following purposes and in the following order of priority:

(a)	to pay Taxes due in relation to the Borrower’s operations;

(b)
after giving effect to the withdrawals made pursuant to paragraph (a) above, to make any Operating Expenditure (but excluding any bonus payments (howsoever described) by the Borrower to the Supplier pursuant to the Satellite Construction Contract) payments due and owing by the Borrower;

(c)
after giving effect to the withdrawals made pursuant to paragraphs (a) to (b) inclusive above, fees due and payable as of such date by the Borrower to the COFACE Agent, the Security Agent, the Offshore Account Bank and/or the Onshore Account Bank;

(d)	after giving effect to the withdrawals made pursuant to paragraphs (a) to (c) inclusive above, funding of the Debt Service Account up to the DSA Required Balance;

(e)
after giving effect to the withdrawals made pursuant to paragraphs (a) to (d) inclusive above, funding of the Debt Service Reserve Account up to the DSRA Required Balance provided that, prior to the First Repayment Date the DSRA Required Balance may be funded by both the Supplier Guarantee and Cash provided an amount in Cash not less than the DSRA Required Cash Balance is credited to the Debt Service Reserve Account;

(f)
after giving effect to the withdrawals made pursuant to paragraphs (a) to (e) inclusive above, in or towards payment or reimbursement on a pro rata basis of all other sums then due and payable by the Borrower to any Finance Party under any of the Finance Documents;

(g)	after giving effect to the withdrawals made pursuant to paragraphs (a) to (f) inclusive above, funding of the Convertible Note Reserve Account up to the CNRA Required Balance;

(h)
after giving effect to the withdrawals made pursuant to paragraphs (a) to (g) inclusive above, mandatory prepayments then due and payable pursuant to Clauses 7.1 (Illegality), 7.3 (Mandatory Prepayment – Initial Excess Cash Flow), 7.4 (Mandatory Prepayment – Ongoing Excess Cash Flow) and 7.6 (Mandatory Prepayment – Asset Dispositions) of the Facility Agreement;

(i)
after giving effect to the withdrawals made pursuant to paragraph (a) to (h) above, subject in respect of Phase 3 Costs to Clause 22.14 (Excess Cash Flow / Purchase of Satellites) of the Facility Agreement, to make any capital expenditure (including Covenant Capital Expenditure) payments due and owing by the Borrower;

(j)
after giving effect to the withdrawals made pursuant to paragraphs (a) to (i) inclusive above, if the Borrower elects, voluntary prepayments pursuant to Clause 7.9 (Voluntary Prepayment of the Loans) of the Facility Agreement;

(k)
after giving effect to the withdrawals made pursuant to paragraphs (a) to (j) inclusive above, in or towards payment of any bonus payments (howsoever described) then due and payable by the Borrower to the Supplier under the Satellite Construction Contract; and

(l)
after giving effect to the withdrawals made pursuant to paragraphs (a) to (k) inclusive above, to the Distribution Account all or part of the funds remaining in the Collection Account but excluding any amount of Liquidity included in the most recent calculation of any of the financial covenants referred to in Clause 20 (Financial Covenants) of the Facility Agreement.

SCHEDULE 6

AUTHORISED PERSONS AND CALLBACK CONTACTS

AUTHORISED PERSONS

The Borrower

Name	Position	Specimen signature	Telephone number
[●]	[●]		[●]
[●]	[●]		[●]
[●]	[●]		[●]

Thermo

Name	Position	Specimen signature	Telephone number
[●]	[●]		[●]
[●]	[●]		[●]
[●]	[●]		[●]

CALLBACK CONTACTS

The Borrower

Name	Position	Telephone number
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]

Thermo

Name	Position	Telephone number
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]

DOMESTIC ACCOUNTS

Account No.	Entity	Financial Institution	Address

[*]	Globalstar Inc Special Deposit Account	Union Bank of California	Specialized Deposits 218 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Globalstar Inc Special Deposit Account	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Globalstar LLC (Payroll)	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Globalstar Inc	Union Bank of California	IS&AM, Domestic Custody 350 California Street, 6th Floor, San Francisco, CA 94104

[*]	Globalstar Leasing LLC Special Deposit Account	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Spot LLC Revenue Account Special Deposit Account	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Spot LLC Disbursement Account Special Deposit Account	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Spot LLC Payroll	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Spot LLC	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Globalstar USA LLC Special Deposit Account	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Globalstar USA LLC Special Deposit Account	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Globalstar USA LLC.	The Bank of New York Mellon	One Wall Street, New York, NY 10286

[*]	Globalstar Caribbean Ltd	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Globalstar Caribbean Ltd	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	GSSI LLC	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

[*]	Globalstar C LLC Special Deposit Account	Union Bank of California	Santa Clara Valley Corp Deposits 645 PO Box 513840 Los Angeles, CA 90051-3840

FOREIGN ACCOUNTS

Account No.	Entity	Financial Institution	Address

[*]	Globalstar do Brasil S.A.	Banco Bradesco S.A.	Av. Rio Branco, 116 - Centro - RJ

[*]	Globalstar do Brasil S.A.	Banco Bradesco S.A.	Av. Rio Branco, 116 - Centro - RJ

[*]	Globalstar do Brasil S.A.	Banco Bradesco S.A.	Av. Rio Branco, 116 - Centro - RJ

[*]	Globalstar do Brasil S.A.	Banco Bradesco S.A.	Av. Rio Branco, 116 - Centro - RJ

[*]	Globalstar do Brasil S.A.	Banco Bradesco S.A.	Av. Rio Branco, 116 - Centro - RJ

[*]	Globalstar do Brasil S.A.	Banco Real ABN Amro	Av. Rio Branco, 257 - Centro - RJ

[*]	Globalstar do Brasil S.A.	Banco do Brasil S.A.	Av.das Americas, 4430 - Barra da Tijuca - RJ

[*]	Globalstar do Brasil S.A.	Citibank	Rua da Assembleia, 100 - Centro - RJ

[*]	Globalstar do Brasil S.A.	Banco Basa	Av. Alvaro Botelho Maia, 416 - Manaus - AM

[*]	Globalstar do Brasil S.A.	Banco Itau	Rua Senador Dantas, 74 A Centro - RJ

[*]	Globalstar do Brasil S.A.	Citibank	Av. Paulista, 1.111 - Sao Paulo

[*]	Globalstar do Brasil S.A.	Banco Itau	Rua Senador Dantas, 74 A Centro - RJ

[*]	Globalstar Panama, Corp.	Banistmo	Panama, Obarrio entre la Ave. Samuel Lewis y calle 58. Edificio ADR.

[*]	Globalstar Panama, Corp.	Bac International Bank	Panamá, Marbella, Calle 43 y Aquilino de la Guardia.

[*]	Globalstar Panama, Corp.	Banco Nacional de Panamá	Panamá, Vía España, edificio Banco Nacional.

[*]	Globalstar Honduras	Bac International Bank	Honduras, Tegucigalpa, Boulevard Suyapa, Fte. a Emisoras Unidas

[*]	Globalstar Honduras	Bac International Bank	Honduras, Tegucigalpa, Boulevard Suyapa, Fte. a Emisoras Unidas

[*]	Globalstar Honduras	Banco Atlantida	Honduras, Blvd. Centroamérica, Plaza Bancatlan, Frente Edificio Imprema.

[*]	Globalstar Honduras	HSBC	Honduras, Bo. El centro, 2da. Avenida 14 de Julio, 9na. Calle, La Ceiba, Atlántida.

[*]	Globalstar Guatemala	Bac International Bank	Guatemala, 11 Calle 5-16, Edificio Torre de Estacionamiento, Locales 1-02 /1-03.

[*]	Globalstar Guatemala	Bac International Bank	Guatemala, 11 Calle 5-16, Edificio Torre de Estacionamiento, Locales 1-02 /1-03.

[*]	Globalstar Guatemala	Banrural	Guatemala, Avenida La Reforma 9-30, zona 9. 01009.

[*]	Globlastar Nicaragua	Bac International Bank	Nicaragua, Managua, Carretera Masaya Km 4 ½.

[*]	Globlastar Nicaragua	Bancentro	Nicaragua, Managua, km 4 1/2 carretera a Masaya.

[*]	Globlastar Nicaragua	Bancentro	Nicaragua, Managua, km 4 1/2 carretera a Masaya.

[*]	Globalstar de Venezuela	BANESCO - RECAUDADORA	Av. Ppal. de La Castellana, Edif. Multinvest

[*]	Globalstar de Venezuela	BANESCO - NOMINA	Av. Ppal. de La Castellana, Edif. Multinvest

[*]	Globalstar de Venezuela	BANCO VENEZUELA	Av. Ppal. de La Castellana, Edif. Multinvest

[*]	Globalstar de Venezuela	BANCO GUAYANA	Av. Venezuela de el Rosal. Torre Lamaletto. Caracas-Dtto. Capital

[*]	Globalstar de Venezuela	BANCO CITIBANK	Av. Casanova, Centro Comercial El Recreo, Torre Norte, Piso 18, Citigold. Sabana Grande.

[*]	Globalstar de Venezuela	BANCO CITIBANK

[*]	Globalstar de Venezuela	BANCO VENEZOLANO DE CREDITO	Av. Ppal. de La Castellana, Edif. Multinvest

[*]	Globalstar de Colombia	Bancolombia	Colombia, Cali

[*]	Globalstar Europe Satellite Services Ltd.	Bank of Ireland (Main)	Ballsbridge, Dublin 4, Ireland.

[*]	Globalstar Europe Satellite Services Ltd.	Bank of Ireland (Deposit)	Ballsbridge, Dublin 4, Ireland.

[*]	Globalstar Europe Satellite Services Ltd.	Standard Chartered Bank (Payable)	Standard Chartered Bank, 1st Floor, 1 Aldermanbury Square, London EC2V 7SB

[*]	Globalstar Europe Satellite Services Ltd.	Standard Chartered Bank (Receivable)	Standard Chartered Bank, 1st Floor, 1 Aldermanbury Square, London EC2V 7SB

[*]	Globalstar Europe Satellite Services Ltd.	Banco Santander Central Hispano	c/ Almagro 24, Madrid, Spain.

[*]	Globalstar Europe Satellite Services Ltd.	Unicredit Banca	Via Della Moscova, 58 Ang La Foppa, 20121 Milan, Italy

[*]	Globalstar Europe S.A.R.L.	CIC Paris Beauvau Entreprises	11 Rue D'Aguesseau, 75008 Paris, France

[*]	Globalstar Satellite Services PTE LTD	Citibank Singapore	Robinson Road P.O. Box 330, Singapore 900630

CANADIAN ACCOUNTS

Account No.	Entity	Financial Institution	Address

[*]	Globalstar Canada Satellite Co.	TD Canada Trust	55 King Street West, Toronto, Ontario M5K 1A2

[*]	Globalstar Canada Satellite Co.	TD Canada Trust	55 King Street West, Toronto, Ontario M5K 1A2

[*]	Globalstar Canada Satellite Co.	TD Canada Trust	55 King Street West, Toronto, Ontario M5K 1A2

[*]	Globalstar Canada Satellite Co.	TD Canada Trust	55 King Street West, Toronto, Ontario M5K 1A2

SCHEDULE 7

FORM OF PAYMENT/TRANSFER INSTRUCTION

[Name of Offshore Account Bank: [●]]
[Address of Offshore Account Bank: [●]]

For the attention of:

[DATE]

Accounts Agreement

We refer to the accounts agreement, dated [●] by and among Globalstar, Inc. (the “Borrower”), Thermo Funding Company LLC, BNP Paribas, in its capacity as the Security Agent, BNP Paribas as the Offshore Account Bank and BNP Paribas in its capacity as the COFACE Agent (the “Accounts Agreement”).  Words and expressions used in this Payment Instruction shall have the same meanings as in the Accounts Agreement.

You are hereby instructed to pay the following amount[s]:

Payment Account [●]/[Account Transfer Details]

[Correspondent Bank]
[Swift Code]/[ABA number (if dollars)]:
[Beneficiary Bank]

[SWIFT Code/[Sort Code/(if sterling)]]
[Account Name]
[Account Number]

[Ref.]

Amount:              [in words]

Currency:             [●]

This Payment Instruction shall be governed by English law.

Yours sincerely,

[GLOBALSTAR, INC.

By:
(Authorised Representative)]

[THERMO FUNDING COMPANY LLC

By:
(Authorised Representative)]

SCHEDULE 8

FORM OF INVESTMENT INSTRUCTION

[Name of Offshore Account Bank: [●]]
[Address of Offshore Account Bank: [●]]

For the attention of:

[DATE]

Account Bank Agreement

We refer to the accounts agreement, dated [●] by and among Globalstar, Inc. (the “Borrower”), Thermo Funding Company LLC, BNP Paribas, in its capacity as the Security Agent, BNP Paribas as the Offshore Account Bank and BNP Paribas in its capacity as the COFACE Agent (the “Accounts Agreement”).  Words and expressions used in this Investment Instruction shall have the same meanings as in the Accounts Agreement.

This Investment Instruction is being provided to you in accordance with Clause 16 (Authorised Investments) of the Accounts Agreement.  You are instructed to invest the following amount[s] from the Project Account[s] specified below on [insert date] in the Authorised Investment specified below:

[●] Account

Amount:	[●]

Date of Payment:	[●]

Currency:	[●]

Authorised Investment†	[●]

N.B. Instructions to be received by the Offshore Account Bank by close of business (Paris time) 3 clear Business Days prior to the value date of the intended payment.

This Investment Instruction shall be governed by English law.

Yours sincerely,

[GLOBALSTAR, INC.

By:
(Authorised Representative)]

[THERMO FUNDING COMPANY LLC

By:
(Authorised Representative)]

SCHEDULE 9

FORM OF LIQUIDATION INSTRUCTION

[Name of Offshore Account Bank: [●]]
[Address of Offshore Account Bank: [●]]

For the attention of:

[DATE]

Account Bank Agreement

We refer to the accounts agreement, dated [●] by and among Globalstar, Inc. (the “Borrower”), Thermo Funding Company LLC, BNP Paribas, in its capacity as the Security Agent, BNP Paribas as the Offshore Account Bank and BNP Paribas in its capacity as the COFACE Agent (the “Accounts Agreement”).  Words and expressions used in this Liquidation Instruction shall have the same meanings as in the Accounts Agreement.

This Liquidation Instruction is being provided to you in accordance with Clause 16 (Authorised Investments) of the Accounts Agreement.  You are instructed to liquidate or procure the liquidation of the following portions of the indicated Authorised Investment(s) and pay the proceeds to the Project Account.

1.	[insert currency] [insert amount] / [total balance]	From	[insert Authorised Investment]

2.	[insert currency] [insert amount] / [total balance]	From	[insert Authorised Investment]

Etc

Total	[insert currency] [insert total]

N.B. Instructions to be received by the Offshore Account Bank by close of business (Paris time) 1 clear Business Day prior to the value date of the intended payment.

This Liquidation Instruction shall be governed by English law.

Yours sincerely,

[GLOBALSTAR, INC./COFACE AGENT/THERMO FUNDING COMPANY LLC]

By:
(Authorised Representative)